SCHEDULE 14A INFORMATION
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Additional Materials

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MICROSTRATEGY INCORPORATED
(Name of Registrant as Specified In Its Charter)

n/a

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July 1, 2002

Dear MicroStrategy Stockholder:

You are cordially invited to our 2002 Annual Meeting of Stockholders on Tuesday, July 23, 2002, beginning at 9:00 a.m., local time, at the Marriott Dulles Airport, 45020 Aviation Drive, Dulles, Virginia 20166. The enclosed notice of annual meeting sets forth the matters that will be presented at the meeting, which are described in more detail in the enclosed proxy statement. The Board of Directors recommends that stockholders vote “FOR” these proposals.

We look forward to seeing you there.

Very truly yours,
Michael J. Saylor
Chairman of the Board and
Chief Executive Officer

1861 International Drive
McLean, Virginia 22102

Notice of Annual Meeting of Stockholders to
be held on Tuesday, July 23, 2002

The Annual Meeting of Stockholders (the “Annual Meeting”) of MicroStrategy Incorporated, a Delaware corporation (the “Company”), will be held at the Marriott Dulles Airport, 45020 Aviation Drive, Dulles, Virginia 20166, on Tuesday, July 23, 2002 at 9:00 a.m., local time, to consider and act upon the following matters:

1.	To elect eight (8) directors for the next year;

2.
To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-two reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders;

3.
To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-three reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders;

4.
To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-four reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders;

5.
To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-five reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders;

6.
To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-six reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders;

7.
To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-seven reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders;

8.
To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-eight reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders;

9.
To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-nine reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders;

10.
To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-ten reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders;

11.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year; and

12.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Stockholders of record at the close of business on May 27, 2002 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

By Order of the Board of Directors,
Sanju K. Bansal,
Vice Chairman, Executive Vice President,
Chief Operating Officer and Secretary

McLean, Virginia
July 1, 2002

A STOCKHOLDER MAY OBTAIN ADMISSION TO THE MEETING BY IDENTIFYING HIMSELF OR HERSELF AT THE MEETING AS A STOCKHOLDER AS OF THE RECORD DATE. FOR A RECORD OWNER, POSSESSION OF A COPY OF A PROXY CARD WILL BE ADEQUATE IDENTIFICATION. FOR A BENEFICIAL-BUT-NOT-OF-RECORD OWNER, A COPY OF A BROKER’S STATEMENT SHOWING SHARES HELD FOR HIS OR HER BENEFIT ON MAY 27, 2002 WILL BE ADEQUATE IDENTIFICATION.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

MICROSTRATEGY INCORPORATED
1861 International Drive
McLean, Virginia 22102

Proxy Statement for the Annual Meeting of Stockholders
to be held on Tuesday, July 23, 2002

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of MicroStrategy Incorporated (the “Company” or “MicroStrategy”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, July 23, 2002 at the Marriott Dulles Airport, 45020 Aviation Drive, Dulles, Virginia 20166 at 9:00 a.m., local time, and at any adjournment of the Annual Meeting. All executed proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, executed proxies will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

On May 27, 2002, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were outstanding and entitled to vote an aggregate of 47,301,945 shares of our class A common stock, par value $0.001 per share, and an aggregate of 46,431,368 shares of our class B common stock, par value $0.001 per share (the class A common stock and the class B common stock are collectively referred to as the “Common Stock”). Each share of class A common stock entitles the record holder thereof to one vote on each of the matters to be voted on at the Annual Meeting and each share of class B common stock entitles the record holder thereof to ten votes on each of the matters to be voted on at the Annual Meeting.

The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2001 (“Fiscal Year 2001”) is being mailed to stockholders, along with these proxy materials, on or about July 3, 2002.

Votes Required

The holders of a majority of the votes entitled to be cast by the shares of Common Stock outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

The affirmative vote of the holders of a plurality of the votes cast by the holders of Common Stock voting on the matter is required for the election of directors. The affirmative vote of a majority of the votes cast by the holders of Common Stock voting on the matter is required for ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for the current fiscal year. The affirmative vote of the holders of a majority of the votes entitled to be cast by the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to authorize the board of directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-two, one-for-three, one-for-four, one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine or one-for-ten reverse split of the issued and outstanding shares of class A common stock and class B common stock.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on the election of directors or the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year. Abstentions and broker non-votes, however, will have the effect of a negative vote with respect to the proposal to authorize the board of directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-two, one-for-three, one-for-four, one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine or one-for-ten reverse split of the issued and outstanding shares of class A common stock and class B common stock, because approval of this proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 30, 2002 unless otherwise indicated, the beneficial ownership of the Common Stock, by (i) each person known by us to beneficially own more than 5% of any class of Common Stock, (ii) each director or nominee for director, (iii) each of the executive officers named in the Summary Compensation Table set forth under the caption “Executive Compensation” below, and (iv) all directors and executive officers as a group:

Beneficial Owner(1)	Number of Shares Beneficially Owned(2)(3)	Percentage of Shares Outstanding(3)(4)
Michael J. Saylor(5)	37,531,655	40.2
Sanju K. Bansal(6)	8,374,495	9.0
Eric F. Brown(7)	262,500	*
Jonathan F. Klein(8)	148,794	*
Jeffrey A. Bedell(9)	241,251	*
Eduardo S. Sanchez(10)	1,035,145	1.1
F. David Fowler(11)	50,000	*
Jonathan J. Ledecky(12)	124,000	*
Jay H. Nussbaum(13)	0	*
Stuart B. Ross(14)	50,000	*
John W. Sidgmore(15)	101,000	*
Ralph S. Terkowitz(16)	106,000	*
Angelo, Gordon & Co., L.P.(17)	2,804,782	3.0
Citadel Limited Partnership(18)	5,159,301	5.3
HFTP Investment, L.L.C.(19)	2,532,336	2.7
Weiss, Peck & Greer L.L.C.(20)	3,576,200	3.8
All directors and executive officers as a group (12 persons)(21)	48,024,840	50.7

*	Less than 1%
(1)	Each person named in the table above (except as otherwise indicated in the footnotes below) has an address in care of MicroStrategy Incorporated, 1861 International Drive, McLean, Virginia 22102.
(2)	The shares of the Company listed in this table include shares of class A common stock and class B common stock, as set forth in the footnotes to this table.
(3)
The inclusion of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. In accordance with the rules of the SEC, each stockholder is deemed to beneficially own any shares subject to stock options that are currently exercisable or exercisable within 60 days after April 30, 2002 and any shares that are currently issuable upon conversion of convertible securities or are issuable upon conversion of convertible securities within 60 days after April 30, 2002. Any reference below to shares subject to outstanding stock options or issuable upon conversion of convertible securities held by the person in question refers only to such stock options or convertible securities. Under the certificate of designations for each series of our preferred stock, no holder of such preferred stock may convert such preferred stock into shares of class A common stock to the extent such conversion would cause such stockholder, together with its affiliates, to have acquired a number of shares of class A common stock during the 60-day period ending on the date of conversion which, when added to the number of shares of class A common stock held at the beginning of such 60-day period, would exceed 9.99% of our then outstanding class A common stock, excluding for purposes of such determination shares of class A common stock issuable upon conversion of the preferred shares which have not been converted. The number of shares beneficially owned and the percentage of shares outstanding reflect this limitation.

(4)
Percentages in the table have been calculated based on the aggregate number of shares of class A common stock and class B common stock outstanding or deemed outstanding as of April 30, 2002, unless otherwise indicated. As of April 30, 2002, 47,042,399 shares of class A common stock and 46,431,368 shares of class B common stock were outstanding. In addition, for the purpose of calculating each person’s percentage of shares outstanding, any shares of Common Stock (i) subject to outstanding stock options held by such person exercisable within 60 days after April 30, 2002, or (ii) issuable upon conversion of preferred stock held by such person within 60 days after April 30, 2002, are deemed outstanding.

(5)
Mr. Saylor’s holdings of Common Stock consist of 37,090,235 shares of class B common stock held beneficially by Mr. Saylor as a result of his beneficial ownership in Alcantara LLC (approximately 79.9% of the class B common stock outstanding), 128,820 shares of class A common stock held beneficially by Mr. Saylor as a result of his beneficial ownership in Alcantara LLC and 312,600 shares of class A common stock held beneficially by Mr. Saylor in a foundation (an aggregate of approximately 0.9% of the class A common stock outstanding).

(6)
Mr. Bansal’s holdings of Common Stock consist of 6,690,873 shares of class B common stock held beneficially by Mr. Bansal as a result of his beneficial ownership in Shangri-La LLC, 383,046 shares of class B common stock held in trust, 23,576 shares of class B common stock held in his own name (an aggregate of approximately 15.3% of the class B common stock outstanding), 719,000 shares of class A common stock held beneficially by Mr. Bansal as a result of his beneficial ownership in Shangri-La LLC, 500,000 shares of class A common stock held in trust and 58,000 shares of class A common stock held beneficially by Mr. Bansal in a foundation (an aggregate of approximately 2.7% of the class A common stock outstanding).

(7)	Mr. Brown’s holdings of Common Stock consist of options exercisable within 60 days after April 30, 2002 for 262,500 shares of class A common stock.
(8)	Mr. Klein’s holdings of Common Stock consist of 42,646 shares of class A common stock and options exercisable within 60 days after April 30, 2002 for 106,148 shares of class A common stock.
(9)	Mr. Bedell’s holdings of Common Stock consist of 81,966 shares of class A common stock and options exercisable within 60 days after April 30, 2002 for 159,285 shares of class A common stock.
(10)
Mr. Sanchez’s holdings of Common Stock consist of 19,429 shares of class A common stock (approximately 0.7% of the class A common stock outstanding), 724,816 shares of class B common stock (approximately 1.6% of the class B common stock outstanding) and options exercisable within 60 days after April 30, 2002 for 290,900 shares of class A common stock.

(11)	Mr. Fowler’s holdings of Common Stock consist of options exercisable within 60 days after April 30, 2002 for 50,000 shares of class A common stock.
(12)	Mr. Ledecky’s holdings of Common Stock consist of 2,000 shares of class A common stock and options exercisable within 60 days after April 30, 2002 for 122,000 shares of class A common stock.
(13)	Mr. Nussbaum was elected as a director on January 21, 2002.
(14)	Mr. Ross’s holdings of Common Stock consist of options exercisable within 60 days after April 30, 2002 for 50,000 shares of class A common stock.
(15)	Mr. Sidgmore’s holdings of Common Stock consist of options exercisable within 60 days after April 30, 2002 for 101,000 shares of class A common stock.
(16)
Mr. Terkowitz’s holdings of Common Stock consist of 2,000 shares of class A common stock held beneficially by Mr. Terkowitz in trust and options exercisable within 60 days after April 30, 2002 for 104,000 shares of class A common stock.

(17)
Angelo, Gordon & Co., L.P. is a general partner of Leonardo, L.P. and consequently has voting control and investment discretion over securities held by Leonardo, L.P. Angelo Gordon disclaims beneficial ownership of the shares held by Leonardo, L.P. Mr. John M. Angelo, the chief executive officer of Angelo Gordon, and Mr. Michael L. Gordon, the chief operating officer of Angelo Gordon, are the sole general partners of AG Partners, L.P., the sole general partner of Angelo Gordon. As a result, Mr. Angelo and Mr. Gordon may be considered beneficial owners of any shares deemed to be beneficially owned by Angelo Gordon. Leonardo, L.P. is not a registered broker-dealer. Leonardo, L.P., however, is under common control with, and therefore an affiliate of, a registered broker-dealer. The shares beneficially held by such entities and individuals consist of 1,169,353 shares of class A common stock, 954,000 shares of class A common stock immediately acquirable upon conversion of 1,192.5 shares of series B convertible preferred stock and 681,429 shares of class A common stock immediately acquirable upon conversion of 1,192.5 shares of series C convertible preferred stock (an aggregate of approximately 5.8% of the class A common stock outstanding). The address of Leonardo, L.P., Angelo Gordon and Messrs. Angelo and Gordon is 245 Park Avenue, 26th Floor, New York, New York 10167.
(18)
The number of shares of Common Stock beneficially owned by Citadel Limited Partnership includes shares beneficially owned by affiliates GLB Partners, L.P., Citadel Investment Group, L.L.C., Kenneth Griffin, Wellington Partners Limited Partnership, Wingate Capital Ltd., Kensington Global Strategies Fund, Ltd., Fisher Capital Ltd., Citadel Trading Group, L.L.C. and Aragon Investments, Ltd. The shares beneficially held by such entities and individual consist of 582,876 shares of class A common stock, 1,272,000 shares of class A common stock immediately acquirable upon conversion of 1,590 shares of series B convertible preferred stock, 402,225 shares of class A common stock immediately acquirable upon conversion of 1,590 shares of series C convertible preferred stock (due to the limitation on conversion of such shares to the extent such conversion would cause a stockholder to hold in excess of 9.99% of the shares of class A common stock then outstanding described in footnote (3)) and 2,902,200 shares of class A common stock immediately acquirable upon conversion of 1,451.1 shares of series D convertible preferred stock (an aggregate of approximately 9.99% of the class A common stock outstanding). The address of Citadel Investment Group, L.L.C. is 225 W. Washington, 9th Floor, Chicago, Illinois 60606.

(19)
Information regarding the number of shares of Common Stock beneficially owned by HFTP Investment, L.L.C. includes shares beneficially owned by affiliates of Promethean Asset Management, L.L.C., James F. O’Brien, Jr., Promethean Investment Group, L.L.C., HFTP Managers LLC, Heracles Fund, Promethean Managers LLC, Themis Managers LLC and Themis Partners, L.P., and is based on the most recent Schedule 13G of such entities and individual received by us, which reported such ownership as of December 31, 2001. The shares beneficially held by such entities and individual consist of 2,108,336 shares of class A common stock immediately acquirable upon conversion of 650 shares of series A convertible preferred stock and 424,000 shares of class A common stock immediately acquirable upon conversion of 530 shares of series B convertible preferred stock (an aggregate of approximately 5.5% of the class A common stock outstanding as of December 31, 2001). The address of HFTP Investment, L.L.C. is 750 Lexington Avenue, 22nd Floor, New York, New York 10022.

(20)
All shares beneficially held by Weiss, Peck & Greer L.L.C. consist of class A common stock (approximately 7.6% of the class A common stock outstanding) held by Weiss, Peck & Greer L.L.C. in discretionary accounts for certain clients. Weiss, Peck & Greer L.L.C. expressly disclaims beneficial ownership of such shares. The address of Weiss, Peck & Greer L.L.C. is One New York Plaza, New York, New York 10004.

(21)
Shares held by the directors and executive officers as a group include options to purchase an aggregate of 1,245,833 shares of class A common stock that are exercisable within 60 days after April 30, 2002.

Executive Officers of the Company

The Company’s executive officers and their ages and positions as of April 30, 2002 are as follows:

Name	Age	Title
Michael J. Saylor	37	Chairman and Chief Executive Officer
Sanju K. Bansal	36	Vice Chairman, Executive Vice President and Chief Operating Officer
Eric F. Brown	36	President and Chief Financial Officer
Jonathan F. Klein	35	Vice President, Law and General Counsel
Jeffrey A. Bedell	33	Vice President, Technology and Chief Technology Officer
Eduardo S. Sanchez	45	Vice President, Worldwide Sales and Services

Set forth below is certain information regarding the professional experience of each of the above-named persons.

Michael J. Saylor has served as chief executive officer and chairman of the board of directors since founding MicroStrategy in November 1989, and as president from November 1989 to November 2000. Prior to that, Mr. Saylor was employed by E.I. du Pont de Nemours & Company as a Venture Manager from 1988 to 1989 and by Federal Group, Inc. as a consultant from 1987 to 1988. Mr. Saylor received an S.B. in Aeronautics and Astronautics and an S.B. in Science, Technology and Society from the Massachusetts Institute of Technology.

Sanju K. Bansal has served as executive vice president and chief operating officer since 1993 and was previously vice president, consulting since joining MicroStrategy in 1990. He has been a member of the board of directors of MicroStrategy since September 1997 and has served as vice chairman since November 2000. Prior to joining MicroStrategy, Mr. Bansal was a consultant at Booz Allen & Hamilton, a worldwide technical and management-consulting firm, from 1987 to 1990. Mr. Bansal received an S.B. in Electrical Engineering from the Massachusetts Institute of Technology and an M.S. in Computer Science from The Johns Hopkins University.

Eric F. Brown has served as president and chief financial officer since November 2000. Mr. Brown originally joined the Company in February 2000 as chief financial officer of Strategy.com, a business unit of the Company at the time. Prior to that, Mr. Brown served as division chief financial officer and then chief operating officer of Electronic Arts from October 1998 until February 2000. Prior to that, Mr. Brown was co-founder and chief financial officer of DataSage, Inc. from 1995 until October 1998. Mr. Brown also held several senior financial positions with Grand Metropolitan from 1990 until 1995. Mr. Brown received his M.B.A. from the Sloan School of Management of Massachusetts Institute of Technology and a B.S. in Chemistry from the Massachusetts Institute of Technology.

Jonathan F. Klein has served as vice president, law and general counsel since November 1998 and as corporate counsel from June 1997 to November 1998. From September 1993 to June 1997, Mr. Klein was an appellate litigator with the United States Department of Justice. Mr. Klein received a B.A. in Economics from Amherst College and a J.D. from Harvard Law School.

Jeffrey A. Bedell has served as vice president, technology and chief technology officer since April 2001, as vice president, platform technology from 1999 to 2001, and as senior program manager and director of technology programs from 1992 to 1999. Mr. Bedell received a B.A. in Religion from Dartmouth College.

Eduardo S. Sanchez has served as vice president, worldwide sales and services since April 2001, as vice president, worldwide sales from 2000 to 2001, as vice president, international operations from 1998 to 2000, as vice president, European operations from 1996 to 1998, as managing director, European operations from 1994 to 1996, and as consulting manager, US operations from 1992 to 1994. Mr. Sanchez received a bachelor’s degree in Electrical Engineering from the University of LaPlata in Argentina and a master’s degree in Systems Engineering from George Mason University. Prior to joining MicroStrategy, Mr. Sanchez worked as a consultant in Europe, the United States, South America and Japan, developing and deploying large-scale optimization systems for the manufacturing and power utility sector. In this capacity, he was engaged in significant projects with companies such as Mitsubishi, Groupe Saint Gobain, ABB, Siemens and Xerox.

PROPOSAL 1

ELECTION OF DIRECTORS

The persons named in the enclosed proxy will vote to elect as directors the eight nominees named below, all of whom are presently directors of the Company, unless authority to vote for the election of any or all of the nominees is withheld by marking the proxy to that effect. All of the nominees have indicated their willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the board of directors. Each director will be elected to hold office until the next annual meeting of stockholders (subject to the election and qualification of his successor or to his earlier death, resignation or removal).

Nominees

Set forth below, for each nominee, are his name and age, his positions with the Company, his principal occupation and business experience during at least the past five years and the year of the commencement of his term as a director of the Company:

Michael J. Saylor (37) has served as chief executive officer and chairman of the board of directors since founding MicroStrategy in November 1989, and as president from November 1989 to November 2000. Prior to that, Mr. Saylor was employed by E.I. du Pont de Nemours & Company as a Venture Manager from 1988 to 1989 and by Federal Group, Inc. as a consultant from 1987 to 1988. Mr. Saylor received an S.B. in Aeronautics and Astronautics and an S.B. in Science, Technology and Society from the Massachusetts Institute of Technology.

Sanju K. Bansal (36) has served as executive vice president and chief operating officer since 1993 and was previously vice president, consulting since joining MicroStrategy in 1990. He has been a member of the board of directors of MicroStrategy since September 1997 and has served as vice chairman since November 2000. Prior to joining MicroStrategy, Mr. Bansal was a consultant at Booz Allen & Hamilton, a worldwide technical and management-consulting firm, from 1987 to 1990. Mr. Bansal received an S.B. in Electrical Engineering from the Massachusetts Institute of Technology and an M.S. in Computer Science from The Johns Hopkins University.

F. David Fowler (68) has been a member of the board of directors of MicroStrategy since June 2001. Mr. Fowler was the dean of the School of Business and Public Management at The George Washington University from July 1992 until his retirement in June 1997 and a member of KPMG LLP from 1963 until his retirement in June 1992. As a member of KPMG, Mr. Fowler served as managing partner of the Washington, DC office from 1987 until 1992, as partner in charge of human resources for the firm in New York City, as a member of the firm’s board of directors, operating committee and strategic planning committee and as chairman of the KPMG Foundation and the KPMG personnel committee. Mr. Fowler currently serves as a member of the board of directors for the FBR Mutual Funds located in Bethesda, Maryland. Mr. Fowler received a B.A./B.S. in Business from the University of Missouri at Columbia in 1955.

Jonathan J. Ledecky (44) has been a member of the board of directors of MicroStrategy since June 1998. Mr. Ledecky is currently chairman of The Ledecky Foundation, a non-profit philanthropic organization implementing educational programs for inner-city youth, a position he has held since January 1999. From July 1999 until June 2001, Mr. Ledecky served as vice chairman of Lincoln Holdings LLC, which owns the Washington Capitals, the Washington Wizards and the Washington Mystics sports teams. Mr. Ledecky founded U.S. Office Products Company in October 1994 and served as its chairman of the board and chief executive officer from inception through November 1997 and thereafter as a director until May 1998. In February 1997, Mr. Ledecky founded Building One Services Corp., now Encompass Services Corporation, and served as its chairman until February 2000 and chief executive officer until June 1999. Mr. Ledecky is also a director of publicly traded School Specialty, Inc. and a commissioner of the National Commission on Entrepreneurship.

Jay H. Nussbaum (58) has been a member of the board of directors of MicroStrategy since January 2002. Mr. Nussbaum is currently executive vice president for managed services of KPMG Consulting, a position he has held since January 2002. From February 1992 through December 2001, Mr. Nussbaum served as executive vice president of Oracle Services Industries, an enterprise software company. Mr. Nussbaum is also a member of the board of directors of Northrop Grumman Corporation.

Stuart B. Ross (65) has been a member of the board of directors of MicroStrategy since June 2001. Mr. Ross held various positions with the Xerox Corporation from 1966 until December 1999, including corporate executive vice president, senior vice president of finance and chief financial officer, vice president/corporate controller and chairman and chief executive officer of Xerox Financial Services. Mr. Ross is currently a trustee for the Hansberger Institutional Series, a mutual fund, a member of the board of directors of The World Affairs Forum and a member of the International Executive Service Corporation Advisory Council. Mr. Ross received his B.S. in Accounting from New York University in 1958 and his M.B.A. from Bernard Baruch College of the City College of New York in 1966. Mr. Ross has been a C.P.A. in the State of New York since 1963.

John W. Sidgmore (51) has been a member of the board of directors of MicroStrategy since February 2000. Since April 2002, Mr. Sidgmore has been the president and chief executive officer of WorldCom, Inc., a provider of long distance, Internet and telecommunications services, where he served as vice chairman of the board of directors from December 1996 to April 2002. Since June 2001, Mr. Sidgmore also has been the chairman and chief executive officer of eCommerce Industries, Inc., a provider of information technology solutions to the office products industry and adjacent industries, including industrial paper and janitorial/sanitary products, computer consumables, and MRO and oilfield supplies. From December 1996 until September 1998, Mr. Sidgmore also served as chief operating officer of WorldCom. Mr. Sidgmore was the president and chief executive officer of UUNET Technologies, Inc., a provider of worldwide Internet services, from June 1994 until December 1996. Prior to joining UUNET, Mr. Sidgmore was president and chief executive officer of Intelicom Solutions, now CSC Intelicom, a telecommunications software company. Mr. Sidgmore is also a member of the board of directors of WorldCom and eCommerce Industries. Mr. Sidgmore received his B.A. in Economics from the State University of New York in 1973.

Ralph S. Terkowitz (51) has been a member of the board of directors of MicroStrategy since September 1997. Mr. Terkowitz is currently chief technology officer for The Washington Post Company, a position he has held since April 2001. From 1992 until April 2001, Mr. Terkowitz was vice president, technology for The Washington Post Company. Until February 1996, Mr. Terkowitz was chief executive officer, president and publisher of Digital Ink, an Internet publishing venture that launched, among other ventures, WashingtonPost.com and PoliticsNow. In 1998, he was co-chief executive officer of HireSystems and instrumental in the formation of BrassRing.com. Mr. Terkowitz is a director of BigStep and OutTask, Inc. Mr. Terkowitz received an A.B. in Chemistry from Cornell University and an M.S. in Chemical Physics from the University of California, Berkeley.

Involvement in Certain Legal Proceedings

On December 14, 2000, Mr. Saylor and Mr. Bansal each entered into a settlement with the SEC in connection with the restatement of our financial results for 1999, 1998 and 1997. In the settlement, each of Mr. Saylor and Mr. Bansal consented, without admitting or denying the allegations in the SEC’s complaint, to the entry of a judgment enjoining him from violating the antifraud and recordkeeping provisions of the federal securities laws and ordering him to pay disgorgement and a civil penalty.

Board and Committee Meetings

The Company has a standing Audit Committee of the board of directors, which provides the opportunity for direct contact between our independent auditors and the board of directors. The Audit Committee met eleven times during Fiscal Year 2001. The Audit Committee is currently comprised of Messrs. Fowler, Ross and Terkowitz and, in Fiscal Year 2001 until June 2001, was comprised of Frank A. Ingari (a former director of the Company) and Mr. Terkowitz.

The Company has a standing Compensation Committee of the board of directors, which makes compensation decisions regarding our officers and provides recommendations to the board of directors regarding our compensation programs. The Compensation Committee acted solely by written actions in lieu of meetings during Fiscal Year 2001. The Compensation Committee is currently comprised of Messrs. Ross and Terkowitz and, in Fiscal Year 2001 until July 2001, was comprised of Messrs. Ingari and Terkowitz.

The board of directors met ten times during Fiscal Year 2001. Each director attended at least 75% of the aggregate of the number of board of directors meetings and the number of meetings held by all committees on which he then served, except Messrs. Ledecky and Sidgmore who each attended 70% of such meetings.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our class A common stock to file with the SEC initial reports of ownership of our class A common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and holders of 10% of our class A common stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of our records and representations made by our officers and directors regarding their filing obligations, all Section 16(a) filing requirements were satisfied with respect to Fiscal Year 2001.

Directors’ Compensation

Directors do not receive any fees or other cash compensation for serving on our board of directors or any committee thereof. Directors who are not employees of MicroStrategy or any subsidiary (“Outside Directors”) are entitled to receive options to purchase shares of class A common stock.

In Fiscal Year 2001, options for 515,000 shares of class A common stock were granted to Outside Directors under our Amended and Restated 1999 Stock Option Plan (“1999 Stock Option Plan”). Pursuant to this plan, (i) each Outside Director is granted an option to purchase 100,000 shares of class A common stock upon his or her initial election or appointment to the board of directors (“First Options”) and (ii) each Outside Director is granted an option to purchase 30,000 shares of class A common stock on the day immediately following each annual meeting of stockholders (“Subsequent Options”). Each option granted to an Outside Director under the 1999 Stock Option Plan has an exercise price equal to the last reported sale price of the class A common stock as reported on the Nasdaq National Market for the most recent trading day prior to the date of grant. First Options granted under the 1999 Stock Option Plan become exercisable in equal annual installments over a five-year period and Subsequent Options are exercisable in full upon grant. In the event of a merger of MicroStrategy with or into another corporation or another qualifying acquisition event, each option will be assumed or an equivalent option will be substituted by the successor corporation. If the successor corporation does not assume outstanding options or such options are not otherwise exchanged, the exercisability of all outstanding options will accelerate.

Executive Compensation

The compensation information set forth below relates to compensation paid by the Company to our chief executive officer and our five other most highly compensated executive officers who were serving as executive officers as of December 31, 2001 (collectively, the “Named Executive Officers”).

Option awards relating to the class A common stock of Strategy.com Incorporated, our majority-owned subsidiary that ceased its operations in December 2001, are designated in the tables set forth below by the term “SDC.” Unless so designated, all option information set forth below refers to option awards relating to the class A common stock of the Company.

The following table sets forth certain information concerning the compensation of the Named Executive Officers for each of the last three fiscal years:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Annual Compensation				Long-Term Compensation Awards
		Salary	Bonus	Other Annual Compensation		Number of Shares Underlying Options
Michael J. Saylor Chairman of the Board and Chief Executive Officer	2001 2000 1999	$150,000 150,000 150,000	— — 50,000	— — —		— — —
Sanju K. Bansal Vice Chairman of the Board, Executive Vice President, and Chief Operating Officer	2001 2000 1999	115,000 115,000 115,000	— — 40,000	— — —		— — —
Eric F. Brown(1) President and Chief Financial Officer	2001 2000	200,000 131,250	75,000 10,000	— 96,962	(2)	250,000 500,000 100,000	(SDC)
Jonathan F. Klein Vice President, Law and General Counsel	2001 2000 1999	159,000 135,417 115,000	75,000 60,000 30,000	— — —		135,000 75,000 75,000 30,000	(SDC)
Jeffrey A. Bedell(3) Vice President, Technology and Chief Technology Officer	2001	128,333	40,962	—		250,000
Eduardo S. Sanchez(4) Vice President, Worldwide Sales and Services	2001	250,000	88,752	—		250,000

(1)
Mr. Brown joined MicroStrategy in February 2000 as chief financial officer of Strategy.com, a business unit of the Company at the time, and became our chief financial officer in August 2000 and president in November 2000. Accordingly, the 2000 information for Mr. Brown is for the period from February 2000 to December 31, 2000.

(2)	This amount represents relocation expenses paid by MicroStrategy.
(3)	Mr. Bedell joined MicroStrategy in December 1992 and became vice president, technology and chief technology officer in April 2001.
(4)	Mr. Sanchez joined MicroStrategy in November 1992 and became vice president, worldwide sales and services in September 2001.

Option	Grants Table

The following table contains information concerning grants of stock options made to each of the Named Executive Officers during Fiscal Year 2001:

OPTION GRANTS IN LAST FISCAL YEAR
INDIVIDUAL GRANTS

Name	Number of Shares of Class A Common Stock Underlying Options Granted(1)	% of Total Options Granted to Employees in 2001	Exercise Price Per Share(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
					5%	10%
Michael J. Saylor	—	—%	$—	—	$—	$—
Sanju K. Bansal	—	—	—	—	—	—
Eric F. Brown	250,000	2.6	2.48	4/18/2011	389,915	988,120
Jonathan F. Klein	135,000	1.4	2.48	4/18/2011	210,554	533,585
Jeffrey A. Bedell	250,000	2.6	2.48	4/18/2011	389,915	988,120
Eduardo S. Sanchez	250,000	2.6	2.48	4/18/2011	389,915	988,120

(1)	These options vest over a four-year period and expire on the tenth anniversary of the date of grant.
(2)
The exercise price of options of MicroStrategy may be paid in cash or in shares of our class A common stock, valued at fair market value on the exercise date. All stock options were granted with an exercise price equal to the fair market value of such stock as determined by our board of directors on the grant date.

(3)
The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the fair market value of our class A common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.

Option Exercises and Holdings

The following table sets forth information concerning each exercise of a stock option during Fiscal Year 2001 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 2001.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

Name	Number of Shares Acquired on Exercise	Value Realized(1)	Number of Shares of Class A Common Stock Underlying Unexercised Options at Fiscal Year-End	Value of Unexercised In- the-Money Options at Fiscal Year-End(2)
			Exercisable/Unexercisable	Exercisable/Unexercisable
Michael J. Saylor	—	$—	—/—	$—/$—

Sanju K. Bansal	—	—	—/—	—/—

Eric F. Brown	—	—	100,000/650,000	—/342,500
			20,000 (SDC)/80,000 (SDC)	—/—

Jonathan F. Klein	—	—	56,299/244,201	52,610/255,690
			15,000 (SDC)/60,000 (SDC)	—/—

Jeffrey A. Bedell	18,400	56,960	94,709/382,402	141,440/377,860
			7,500 (SDC)/30,000 (SDC)	—/—

Eduardo S. Sanchez	—	—	228,400/381,600	411,840/398,660
			10,000 (SDC)/40,000 (SDC)	—/—

(1)	Represents the difference between the exercise price and the fair market value of our class A common stock on the date of exercise.
(2)
Value of unexercised options is determined by subtracting the exercise price per share from the fair market value per share for the underlying shares as of December 31, 2001, multiplied by the number of shares underlying the options. The fair market value of our class A common stock is based upon the last reported sale price as reported on the Nasdaq National Market on December 31, 2001 ($3.85 per share). No public market for the shares underlying the SDC options existed as of December 31, 2001, and accordingly no value in excess of the exercise price has been attributed to these options.

Employment Agreements

Our employees, including our executive officers, are generally required to enter into confidentiality agreements prohibiting the employees from disclosing any of our confidential or proprietary information. In addition, the agreements generally provide that upon termination, an employee will not provide competitive products or services and will not solicit our customers and employees for a period of one year. At the time of commencement of employment, our employees also generally sign offer letters specifying certain basic terms and conditions of employment. Otherwise, our employees are generally not subject to written employment agreements.

Compensation Committee Interlocks and Insider Participation

As discussed below under “Certain Relationships and Related Transactions,” Frank A. Ingari, a former director and member of the Compensation Committee, is a founding stockholder and chairman of the board of directors of Wheelhouse Corporation, which is a party to a business alliance agreement with us. From January 1, 2001 through March 1, 2002, we recognized $50,000 of revenue attributable to Wheelhouse, relating to license and support fees and education services in connection with the development software acquired from us under the agreement and have collected $25,000 from Wheelhouse related to these fees and services during the same period. Also, from January 1, 2001 through March 1, 2002, we paid $103,000 to Wheelhouse for consulting services, which were unrelated to the business alliance agreement.

Certain Relationships and Related Transactions

On December 30, 1999, the Company entered into a business alliance agreement with Wheelhouse Corporation, a company for which Frank A. Ingari (a former director of MicroStrategy who resigned on October 25, 2001) is a founding stockholder and chairman of the board of directors. Pursuant to the agreement, Wheelhouse acquired certain development software and training technology from us and received the right to offer our products in the marketplace as a sales agent. In addition, Wheelhouse is entitled to a finder’s fee of 1.5% of the license fees paid to us by any company referred to us by Wheelhouse. From January 1, 2001 through March 1, 2002, we recognized $50,000 of revenue attributable to Wheelhouse, relating to license and support fees and education services in connection with the development software acquired from us under the agreement and have collected $25,000 from Wheelhouse related to these fees and services during the same period. Also, from January 1, 2001 through March 1, 2002, we paid $103,000 to Wheelhouse for consulting services, which were unrelated to the business alliance agreement.

On December 1, 2000, the Company entered into a series of agreements with CVent, Inc., a company in which Sanju K. Bansal, our vice chairman, executive vice president and chief operating officer, held an equity interest of approximately 10% as of March 1, 2002 and is a member of the board of directors. Under these agreements, we provide software licenses, consulting services and maintenance services to CVent. In exchange, we received (i) a 3% equity interest in CVent on the date of the agreement and are entitled to an additional 2% equity interest as of the first anniversary of the agreement and (ii) the right to receive payments for services provided by us under the agreements. From January 1, 2001 through March 1, 2002, we billed CVent $145,000 for such services and recognized $70,000 in product maintenance revenues and, as of March 1, 2002, we had a deferred revenue balance of $96,000. From January 1, 2001 through March 1, 2002, we received aggregate payments of $237,000 from CVent in connection with such services, some of which were attributed to services rendered during 2000. Also under these agreements, CVent provides licenses to us, for which we paid CVent approximately $75,000 from January 1, 2001 through March 1, 2002.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s board of directors acts under a written charter first adopted and approved on September 15, 1997, amended on July 3, 2000, and amended and restated on July 16, 2001. A copy of this charter is attached to this proxy statement as Appendix A. In Fiscal Year 2001 until June 2001, the members of the Audit Committee were Frank A. Ingari (a former director of the Company) and Ralph S. Terkowitz. In June 2001, Messrs. Fowler and Ross were appointed to the Audit Committee and Mr. Ingari discontinued his committee membership. The current members of the Audit Committee are Messrs. Fowler, Ross and Terkowitz. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market.

The Audit Committee reviewed the Company’s audited financial statements for Fiscal Year 2001 and discussed these financial statements with the Company’s management. Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes. As appropriate, the Audit Committee reviews and evaluates, and discusses with the Company’s management, internal accounting, financial and auditing personnel and the independent auditors, the following:

•	the plan for, and the independent auditors’ report on, each audit of the Company’s financial statements;

•	the Company’s financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to stockholders;

•	changes in the Company’s accounting practices, principles, controls or methodologies;

•	management’s selection, application and disclosure of critical accounting policies;

•	significant developments or changes in accounting rules applicable to the Company; and

•	the adequacy of the Company’s internal controls and accounting, financial and auditing personnel.

The Audit Committee and management have discussed the Company’s internal audit approach; the relationship among the Internal Audit Director, the Audit Committee and management; and the Audit Committee’s support for internal audit personnel. In addition, through periodic meetings during Fiscal Year 2001 and the first quarter of 2002, the Audit Committee discussed the following significant items with management and the Company’s independent auditors: material revenue contracts, financing transactions, significant accounting and reporting issues, quarterly business results and financial statement highlights, the Company’s restructurings during Fiscal Year 2001, development and updates of comprehensive accounting and contracts policy and procedure manuals, and the annual internal audit plan and audit results.

Management represented to the Audit Committee that the Company’s financial statements had been prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with PricewaterhouseCoopers LLP, the Company’s independent auditors. SAS 61 requires the Company’s independent auditors to discuss with the Company’s Audit Committee, among other things, the following:

•	methods to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•
disagreements, if any, with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements (there were no such disagreements).

The Company’s independent auditors also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors to disclose annually in writing all relationships that in the auditor’s professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent auditors their independence from the Company. The Audit Committee also considered whether the independent auditors’ provision of the other, non-audit related services to the Company, which are referred to below under the caption “Independent Auditors Fees and Other Matters”, is compatible with maintaining such auditors’ independence.

Based on its discussions with management and the Company’s independent auditors as well as its review of the representations and information provided by management and the independent auditors, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001.

By the Audit Committee of the Board of Directors of MicroStrategy Incorporated.

F. David Fowler
Stuart B. Ross
Ralph S. Terkowitz

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This report addresses the compensation policies of the Company applicable to its executive officers during Fiscal Year 2001. The Company’s executive compensation program is administered by the Compensation Committee of the board of directors (the “Committee”), which is comprised of two non-employee directors. The Committee is responsible for determining the compensation package of each executive officer, including the chief executive officer. In Fiscal Year 2001 until July 2001, the members of the Compensation Committee were Mr. Terkowitz and Frank A. Ingari (a former director of the Company). In July 2001, Mr. Ross was appointed to the Compensation Committee and Mr. Ingari discontinued his Committee membership. The current members of the Compensation Committee are Mr. Terkowitz and Mr. Ross.

Executive Compensation Policy

The objectives of the Committee in determining executive compensation are (i) to recognize and reward exceptional performance by the Company’s executives, (ii) to provide incentives for high levels of current and future performance, and (iii) to align the objectives and rewards of Company executives with those of the stockholders of the Company. The Committee believes that an executive compensation program that achieves these objectives will not only properly motivate and compensate the Company’s current officers, but will enable the Company to attract other officers that may be needed by the Company in the future. The executive compensation program is implemented through three principal elements — base salary, bonus and stock option grants.

Executive Officer Compensation

In setting base salaries for Fiscal Year 2001, the Committee used a subjective evaluation process considering the performance of the Company, the officer’s position, level and scope of responsibility, as well as the recommendations of management with respect to base salary for such executive officer. The Committee also generally sought to set salaries at levels that, in the opinion of the members of the Committee, approximate the salary levels for executives of companies that are comparable to the Company, except in the case of the Chief Executive Officer as described below.

Bonuses are awarded principally on the basis of the Company’s performance during the period and on the Committee’s assessment of the extent to which the executive officer contributed to the overall performance of the Company or a particular department of the Company for a specific period. In awarding performance-based bonuses for Fiscal Year 2001, the Committee sought to set such bonuses at a level that would provide executive officers eligible to receive such bonuses with a strong incentive to contribute to the success and profitability of the Company. During Fiscal Year 2001, a total of $279,714 was paid in bonuses to seven executive officers of the Company.

In a further attempt to link compensation to the long-term performance of the Company, stock options to purchase shares of class A common stock were awarded to certain executive officers. In Fiscal Year 2001, option awards were made based principally on the recommendations of management. All of these options were granted under the 1999 Stock Option Plan with an exercise price that was equal to the fair market value of the class A common stock on the option grant date. The options granted to executive officers in Fiscal Year 2001 vest ratably over a four-year period. During Fiscal Year 2001, options to purchase an aggregate of 885,000 shares of class A common stock were granted to seven executive officers of the Company.

Chief Executive Officer Compensation

The Committee believes that the base salary and bonus paid to Mr. Saylor in Fiscal Year 2001 were justified in light of the significant and material contributions of Mr. Saylor to the day-to-day business operations of the Company and to the implementation of several strategic initiatives, including the refinancing of the Company’s series A preferred stock, corporate restructurings to better align the Company’s costs with its revenues and acquisition of the remaining minority interest in our Strategy.com subsidiary. The Committee did not make any stock option or other stock-based incentive awards to Mr. Saylor during Fiscal Year 2001. In the view of the Committee, Mr. Saylor’s base salary and bonus are below the base salary and bonuses generally awarded by comparable companies to their chief executive officers. The Committee determined that, given Mr. Saylor’s substantial beneficial ownership of the Company’s Common Stock, his long-term interests in the performance and profitability of the Company are aligned with those of other stockholders and, accordingly, no additional financial or stock-based incentives were warranted.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1 million paid to its chief executive officer and its four other most highly compensated executive officers. However, qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Committee takes into account, to the extent it believes appropriate, the limitations on the deductibility of executive compensation imposed by Section 162(m) in determining compensation levels and practices.

By the Compensation Committee of the Board of Directors of MicroStrategy Incorporated.

Ralph S. Terkowitz
Stuart B. Ross

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total stockholder return on our class A common stock from June 11, 1998 (the date our shares of class A common stock were first offered to the public) to December 31, 2001 (the end of Fiscal Year 2001) with the cumulative total return of (i) the CRSP Total Return Index for the Nasdaq National Market (U.S. Companies) (the “Nasdaq Index”) and (ii) a peer group of companies consisting of Business Objects S.A., Cognos, Inc., Brio Technology, Inc. and Actuate Software Corporation (the “Peer Index”). This graph assumes the investment of $100.00 on June 11, 1998 in our class A common stock, the Nasdaq Index and the Peer Index, and assumes any dividends are reinvested. Measurement points are June 11, 1998, December 31, 1998, December 31, 1999, December 31, 2000 and December 31, 2001.

PROPOSAL 2

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-TWO REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS

General

The Company’s stockholders are being asked to approve nine different proposals for a reverse split of the class A common stock and class B common stock in the ratios of one-for-two, one-for-three, one-for-four, one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine and one-for-ten. The board of directors has adopted a resolution, (i) declaring the advisability of the reverse stock split, subject to stockholder approval, (ii) approving amendments to our Amended and Restated Certificate of Incorporation, as amended, to effect each proposed reverse stock split (the “Amendments”), subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect the reverse stock split, without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders. The board of directors may subsequently effect, in its sole discretion, one of the reverse stock splits approved by the stockholders based on various factors, including which reverse stock split will result in the most favorable marketability and liquidity of the class A common stock.

In this proposal, the Company’s stockholders are being asked to authorize the board of directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-two reverse split of the issued and outstanding class A common stock and class B common stock, without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders.

If approved by our stockholders and implemented by the board of directors, one of the nine proposed reverse stock splits would become effective by filing the applicable Amendment with the Delaware Secretary of State on any date selected by the board of directors prior to the date of our next annual meeting of stockholders. At 5:00 p.m. eastern time on the date of filing the Amendment (the “Effective Time”), each outstanding share of class A common stock and class B common stock would automatically be changed into one-half, one-third, one-fourth, one-fifth, one-sixth, one-seventh, one-eighth, one-ninth or one-tenth of a share of class A common stock and class B common stock, respectively. In addition, the number of shares of class A common stock subject to our outstanding options and warrants, the number of shares reserved for future issuances under our stock plans and the number of shares issuable upon conversion of our convertible preferred stock will be reduced by a factor of one, two, three, four, five, six, seven, eight, nine or ten, as applicable.

In addition, at the Effective Time, any other Amendment approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the board of directors reserves the right, even after stockholder approval, to forego or postpone the filing of any Amendment if such action is determined not to be in the best interests of the Company and our stockholders. If none of the reverse stock splits adopted by the stockholders is subsequently implemented by the board of directors before the next annual meeting of stockholders, all such Amendments will be deemed abandoned, without any further effect. In such case, the board of directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

Reasons for the Reverse Stock Split

The reasons for the reverse stock split are generally to increase the per share market price of the class A common stock and to reduce the number of shares outstanding, which we believe will have several benefits to the Company and our stockholders.

Following effectiveness of a reverse stock split, we believe that the perception of our class A common stock as an investment may improve and that our class A common stock may appeal to a broader market. Due to the volatility of low-priced stocks, we believe the investment community generally has a negative view of common stock that sells at a low price. For example, some institutional investors have internal policies preventing the purchase of low-priced stocks. Similarly, a variety of policies and practices of broker-dealers discourage individual brokers within those firms from dealing in low-priced stocks. Accordingly, some brokers are reluctant to or will not recommend that their clients purchase low-priced stocks. Also, because the brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current low share price of the class A common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the share price of the class A common stock were substantially higher. This factor is also believed to limit the willingness of institutions to purchase our class A common stock. We believe that by increasing the market price of our class A common stock, a reverse stock split may build additional interest in our class A common stock by the investment community and result in a more stable trading market for our class A common stock.

In addition, we have an aggregate of approximately 94 million shares of class A common stock and class B common stock outstanding, which is more than some other technology and software companies of comparable size to us. A reverse stock split would reduce the number of shares outstanding to a number that is more comparable with those of similar technology and software companies and more appropriate to the size and scope of our current business.

In order to maintain listing on the Nasdaq National Market, since our shareholders’ equity is below $10 million, our class A common stock must meet a minimum closing bid price requirement of at least $3.00 per share. Our closing bid price has been below $3.00 for a period of more than thirty consecutive trading days. The board of directors anticipates that a reverse stock split could have the effect of increasing the trading prices of the class A common stock, which could result in a share price high enough to regain compliance with this Nasdaq National Market listing requirement.

In the event the board of directors implements a reverse stock split, it intends to file the Amendment containing the ratio that, in its judgment, will be most beneficial to the Company and our stockholders, in light of various factors, including market conditions, existing and expected trading prices for the class A common stock, the likely effect of business developments on the market price for the class A common stock and our ability to regain or maintain compliance with applicable Nasdaq continued listing requirements.

Principal Effects of a One-for-Two Reverse Stock Split

If the proposed one-for-two reverse stock split is authorized at the Annual Meeting and the board of directors elects to effect the proposed one-for-two reverse stock split, each share of class A common stock and class B common stock outstanding immediately prior to the Effective Time will automatically be changed, as of the Effective Time, into one-half of a share of such class of Common Stock. In addition, the number of shares of class A common stock subject to outstanding options and warrants issued by us, the number of shares reserved for future issuances under our stock plans and the number of shares of class A common stock issuable upon conversion of our convertible preferred stock, will be reduced by a factor of two. No fractional shares of Common Stock will be issued in connection with the proposed reverse stock split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will receive cash in lieu of the fractional share as explained more fully below.

Because the reverse stock split will apply to all issued and outstanding shares of class A common stock and class B common stock and outstanding rights to acquire class A common stock, the proposed reverse stock split will not alter the relative rights and preferences of existing stockholders. The Amendment will, however, effectively increase the number of shares of Common Stock available for future issuances by the board of directors because the number of authorized shares will not change. This may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation, as amended, or our Restated Bylaws. The reverse stock split will not affect the par value of the Common Stock. As a result, at the Effective Time of the reverse stock split, the stated capital with respect to the Common Stock on our balance sheet will be reduced to one-half of its present amount, and the additional paid-in capital account will be credited with the amount by which such stated capital account is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of the Common Stock outstanding.

If the proposed Amendment is approved at the Annual Meeting and effected by the board of directors, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares of Common Stock.

Stockholders have no right under Delaware law or our Amended and Restated Certificate of Incorporation, as amended, or Restated Bylaws to dissent from the reverse stock split.

Cash Payment in Lieu of Fractional Shares

In lieu of any fractional shares to which a holder of Common Stock would otherwise be entitled as a result of the reverse stock split, we will pay the holder cash equal to such fraction multiplied by the average of the high and low trading prices of the class A common stock on the Nasdaq National Market (or the Nasdaq SmallCap Market if the class A common stock is listed on the Nasdaq SmallCap Market immediately preceding the Effective Time) during regular trading hours for the five trading days immediately preceding the Effective Time.

Federal Income Tax Consequences

The following description of the material federal income tax consequences of the reverse stock split is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

In general, the federal income tax consequences of the reverse stock split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of Common Stock in exchange for their old shares of Common Stock. We believe that because the reverse stock split is not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects:

A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock.

A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder’s particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder’s basis in the fractional share. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash.

The Company will not recognize any gain or loss as a result of the reverse stock split.

Board Discretion to Implement the One-for-Two Reverse Stock Split

If the proposed one-for-two reverse stock split is approved at the Annual Meeting, the board of directors may, in its sole discretion, at any time prior to our next annual meeting of stockholders, authorize the one-for-two reverse stock split and file the Amendment attached hereto as Appendix B with the Delaware Secretary of State. The determination by the board of directors will be based on various factors, including market conditions, existing and expected trading prices for the class A common stock, the likely effect of business developments on the market price for the class A common stock and our ability to regain or maintain compliance with applicable Nasdaq continued listing requirements. Notwithstanding the approval by the stockholders of the reverse stock split at the Annual Meeting, the board of directors may, in its sole discretion, determine not to implement the one-for-two reverse stock split. If the board of directors does not implement the one-for-two reverse stock split before the date of our next annual meeting of stockholders, or if the board of directors implements the reverse stock split in another ratio approved by the stockholders, the authorization provided to the board of directors at this Annual Meeting to effect a one-for-two reverse stock split (or to effect a reverse stock split in the other ratio or ratios that were not selected) will no longer have any effect. In any such event, the board of directors would need to seek stockholder approval again at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-TWO REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS.

PROPOSAL 3

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-THREE REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS

General

The Company’s stockholders are also being asked to authorize the board of directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-three reverse split of the issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders.

The Company’s stockholders are being asked to approve nine different proposals for a reverse split of the class A common stock and class B common stock in the ratios of one-for-two, one-for-three, one-for-four, one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine and one-for-ten. The board of directors has adopted a resolution, (i) declaring the advisability of the reverse stock split, subject to stockholder approval, (ii) approving amendments to our Amended and Restated Certificate of Incorporation, as amended, to effect each proposed reverse stock split (the “Amendments”), subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect the reverse stock split, without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders. The board of directors may subsequently effect, in its sole discretion, one of the reverse stock splits approved by the stockholders based on various factors, including which reverse stock split will result in the most favorable marketability and liquidity of the class A common stock.

If approved by our stockholders and implemented by the board of directors, one of the nine proposed reverse stock splits would become effective by filing the applicable Amendment with the Delaware Secretary of State on any date selected by the board of directors prior to the date of our next annual meeting of stockholders. At the Effective Time, each outstanding share of class A common stock and class B common stock would automatically be changed into one-half, one-third, one-fourth, one-fifth, one-sixth, one-seventh, one-eighth, one-ninth or one-tenth of a share of class A common stock and class B common stock, respectively. In addition, the number of shares of class A common stock subject to our outstanding options and warrants, the number of shares reserved for future issuances under our stock plans and the number of shares issuable upon conversion of our convertible preferred stock will be reduced by a factor of one, two, three, four, five, six, seven, eight, nine or ten, as applicable.

In addition, at the Effective Time, any other Amendment approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the board of directors reserves the right, even after stockholder approval, to forego or postpone the filing of any Amendment if such action is determined not to be in the best interests of the Company and our stockholders. If none of the reverse stock splits adopted by the stockholders is subsequently implemented by the board of directors before the next annual meeting of stockholders, all such Amendments will be deemed abandoned, without any further effect. In such case, the board of directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

Reasons for the Reverse Stock Split

For a discussion of the reasons underlying our decision to seek approval for the reverse stock split, see the caption entitled “Reasons for the Reverse Stock Split” in Proposal 2.

Principal Effects of a One-for-Three Reverse Stock Split

If the proposed one-for-three reverse stock split is authorized at the Annual Meeting and the board of directors elects to effect the proposed one-for-three reverse stock split, each share of class A common stock and class B common stock outstanding immediately prior to the Effective Time will automatically be changed, as of the Effective Time, into one-third of a share of such class of Common Stock. In addition, the number of shares of class A common stock subject to outstanding options and warrants issued by us, the number of shares reserved for future issuances under our stock plans and the number of shares of class A common stock issuable upon conversion of our convertible preferred stock, will be reduced by a factor of three. No fractional shares of Common Stock will be issued in connection with the proposed reverse stock split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will receive cash in lieu of the fractional share as explained more fully below.

Because the reverse stock split will apply to all issued and outstanding shares of class A common stock and class B common stock and outstanding rights to acquire class A common stock, the proposed reverse stock split will not alter the relative rights and preferences of existing stockholders. The Amendment will, however, effectively increase the number of shares of Common Stock available for future issuances by the board of directors because the number of authorized shares will not change. This may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation, as amended, or our Restated Bylaws. The reverse stock split will not affect the par value of the Common Stock. As a result, at the Effective Time of the reverse stock split, the stated capital with respect to the Common Stock on our balance sheet will be reduced to one-third of its present amount, and the additional paid-in capital account will be credited with the amount by which such stated capital account is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of the Common Stock outstanding.

If the proposed Amendment is approved at the Annual Meeting and effected by the board of directors, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares of Common Stock.

Stockholders have no right under Delaware law or our Amended and Restated Certificate of Incorporation, as amended, or Restated Bylaws to dissent from the reverse stock split.

Cash Payment in Lieu of Fractional Shares

For a discussion of the treatment of fractional shares resulting from the reverse stock split, see the caption entitled “Cash Payment in Lieu of Fractional Shares” in Proposal 2.

Federal Income Tax Consequences

For a discussion of the federal income tax consequences of the reverse stock split, see the caption entitled “Federal Income Tax Consequences” in Proposal 2.

Board Discretion to Implement the One-for-Three Reverse Stock Split

If the proposed one-for-three reverse stock split is approved at the Annual Meeting, the board of directors may, in its sole discretion, at any time prior to our next annual meeting of stockholders, authorize the one-for-three reverse stock split and file the Amendment attached hereto as Appendix C with the Delaware Secretary of State. The determination by the board of directors will be based on various factors, including market conditions, existing and expected trading prices for the class A common stock, the likely effect of business developments on the market price for the class A common stock and our ability to regain or maintain compliance with applicable Nasdaq continued listing requirements. Notwithstanding the approval by the stockholders of the reverse stock split at the Annual Meeting, the board of directors may, in its sole discretion, determine not to implement the one-for-three reverse stock split. If the board of directors does not implement the one-for-three reverse stock split before the date of our next annual meeting of stockholders, or if the board of directors implements the reverse stock split in another ratio approved by the stockholders, the authorization provided to the board of directors at this Annual Meeting to effect a one-for-three reverse stock split (or to effect a reverse stock split in the other ratio or ratios that were not selected) will no longer have any effect. In any such event, the board of directors would need to seek stockholder approval again at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-THREE REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS.

PROPOSAL 4

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-FOUR REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS

General

The Company’s stockholders are also being asked to authorize the board of directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-four reverse split of the issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders.

The Company’s stockholders are being asked to approve nine different proposals for a reverse split of the class A common stock and class B common stock in the ratios of one-for-two, one-for-three, one-for-four, one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine and one-for-ten. The board of directors has adopted a resolution, (i) declaring the advisability of the reverse stock split, subject to stockholder approval, (ii) approving amendments to our Amended and Restated Certificate of Incorporation, as amended, to effect each proposed reverse stock split (the “Amendments”), subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect the reverse stock split, without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders. The board of directors may subsequently effect, in its sole discretion, one of the reverse stock splits approved by the stockholders based on various factors, including which reverse stock split will result in the most favorable marketability and liquidity of the class A common stock.

If approved by our stockholders and implemented by the board of directors, one of the nine proposed reverse stock splits would become effective by filing the applicable Amendment with the Delaware Secretary of State on any date selected by the board of directors prior to the date of our next annual meeting of stockholders. At the Effective Time, each outstanding share of class A common stock and class B common stock would automatically be changed into one-half, one-third, one-fourth, one-fifth, one-sixth, one-seventh, one-eighth, one-ninth or one-tenth of a share of class A common stock and class B common stock, respectively. In addition, the number of shares of class A common stock subject to our outstanding options and warrants, the number of shares reserved for future issuances under our stock plans and the number of shares issuable upon conversion of our convertible preferred stock will be reduced by a factor of one, two, three, four, five, six, seven, eight, nine or ten, as applicable.

In addition, at the Effective Time, any other Amendment approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the board of directors reserves the right, even after stockholder approval, to forego or postpone the filing of any Amendment if such action is determined not to be in the best interests of the Company and our stockholders. If none of the reverse stock splits adopted by the stockholders is subsequently implemented by the board of directors before the next annual meeting of stockholders, all such Amendments will be deemed abandoned, without any further effect. In such case, the board of directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

Reasons for the Reverse Stock Split

For a discussion of the reasons underlying our decision to seek approval for the reverse stock split, see the caption entitled “Reasons for the Reverse Stock Split” in Proposal 2.

Principal Effects of a One-for-Four Reverse Stock Split

If the proposed one-for-four reverse stock split is authorized at the Annual Meeting and the board of directors elects to effect the proposed one-for-four reverse stock split, each share of class A common stock and class B common stock outstanding immediately prior to the Effective Time will automatically be changed, as of the Effective Time, into one-fourth of a share of such class of Common Stock. In addition, the number of shares of class A common stock subject to outstanding options and warrants issued by us, the number of shares reserved for future issuances under our stock plans and the number of shares of class A common stock issuable upon conversion of our convertible preferred stock, will be reduced by a factor of four. No fractional shares of Common Stock will be issued in connection with the proposed reverse stock split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will receive cash in lieu of the fractional share as explained more fully below.

Because the reverse stock split will apply to all issued and outstanding shares of class A common stock and class B common stock and outstanding rights to acquire class A common stock, the proposed reverse stock split will not alter the relative rights and preferences of existing stockholders. The Amendment will, however, effectively increase the number of shares of Common Stock available for future issuances by the board of directors because the number of authorized shares will not change. This may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation, as amended, or our Restated Bylaws. The reverse stock split will not affect the par value of the Common Stock. As a result, at the Effective Time of the reverse stock split, the stated capital with respect to the Common Stock on our balance sheet will be reduced to one-fourth of its present amount, and the additional paid-in capital account will be credited with the amount by which such stated capital account is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of the Common Stock outstanding.

If the proposed Amendment is approved at the Annual Meeting and effected by the board of directors, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares of Common Stock.

Stockholders have no right under Delaware law or our Amended and Restated Certificate of Incorporation, as amended, or Restated Bylaws to dissent from the reverse stock split.

Cash Payment in Lieu of Fractional Shares

For a discussion of the treatment of fractional shares resulting from the reverse stock split, see the caption entitled “Cash Payment in Lieu of Fractional Shares” in Proposal 2.

Federal Income Tax Consequences

For a discussion of the federal income tax consequences of the reverse stock split, see the caption entitled “Federal Income Tax Consequences” in Proposal 2.

Board Discretion to Implement the One-for-Four Reverse Stock Split

If the proposed one-for-four reverse stock split is approved at the Annual Meeting, the board of directors may, in its sole discretion, at any time prior to our next annual meeting of stockholders, authorize the one-for-four reverse stock split and file the Amendment attached hereto as Appendix D with the Delaware Secretary of State. The determination by the board of directors will be based on various factors, including market conditions, existing and expected trading prices for the class A common stock, the likely effect of business developments on the market price for the class A common stock and our ability to regain or maintain compliance with applicable Nasdaq continued listing requirements. Notwithstanding the approval by the stockholders of the reverse stock split at the Annual Meeting, the board of directors may, in its sole discretion, determine not to implement the one-for-four reverse stock split. If the board of directors does not implement the one-for-four reverse stock split before the date of our next annual meeting of stockholders, or if the board of directors implements the reverse stock split in another ratio approved by the stockholders, the authorization provided to the board of directors at this Annual Meeting to effect a one-for-four reverse stock split (or to effect a reverse stock split in the other ratio or ratios that were not selected) will no longer have any effect. In any such event, the board of directors would need to seek stockholder approval again at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-FOUR REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS.

PROPOSAL 5

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-FIVE REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS

General

The Company’s stockholders are also being asked to authorize the board of directors, in its discretions to amend our Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-five reverse split of the issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders.

The Company’s stockholders are being asked to approve nine different proposals for a reverse split of the class A common stock and class B common stock in the ratios of one-for-two, one-for-three, one-for-four, one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine and one-for-ten. The board of directors has adopted a resolution, (i) declaring the advisability of the reverse stock split, subject to stockholder approval, (ii) approving amendments to our Amended and Restated Certificate of Incorporation, as amended, to effect each proposed reverse stock split (the “Amendments”), subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect the reverse stock split, without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders. The board of directors may subsequently effect, in its sole discretion, one of the reverse stock splits approved by the stockholders based on various factors, including which reverse stock split will result in the most favorable marketability and liquidity of the class A common stock.

If approved by our stockholders and implemented by the board of directors, one of the five proposed reverse stock splits would become effective by filing the applicable Amendment with the Delaware Secretary of State on any date selected by the board of directors prior to the date of our next annual meeting of stockholders. At the Effective Time, each outstanding share of class A common stock and class B common stock would automatically be changed into one-half, one-third, one-fourth, one-fifth, one-sixth, one-seventh, one-eighth, one-ninth or one- tenth of a share of class A common stock and class B common stock, respectively. In addition, the number of shares of class A common stock subject to our outstanding options and warrants, the number of shares reserved for future issuances under our stock plans and the number of shares issuable upon conversion of our convertible preferred stock will be reduced by a factor of two, three, four, five, six, seven, eight, nine or ten, as applicable.

In addition, at the Effective Time, any other Amendment approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the board of directors reserves the right, even after stockholder approval, to forego or postpone the filing of any Amendment if such action is determined not to be in the best interests of the Company and our stockholders. If none of the reverse stock splits adopted by the stockholders is subsequently implemented by the board of directors before the next annual meeting of stockholders, all such Amendments will be deemed abandoned, without any further effect. In such case, the board of directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

Reasons for the Reverse Stock Split

For a discussion of the reasons underlying our decision to seek approval for the reverse stock split, see the caption entitled “Reasons for the Reverse Stock Split” in Proposal 2.

Principal Effects of a One-for-Five Reverse Stock Split

If the proposed one-for-five reverse stock split is authorized at the Annual Meeting and the board of directors elects to effect the proposed one-for-five reverse stock split, each share of class A common stock and class B common stock outstanding immediately prior to the Effective Time will automatically be changed, as of the Effective Time, into one-fifth of a share of such class of Common Stock. In addition, the number of shares of class A common stock subject to outstanding options and warrants issued by us, the number of shares reserved for future issuances under our stock plans and the number of shares of class A common stock issuable upon conversion of our convertible preferred stock, will be reduced by a factor of five. No fractional shares of Common Stock will be issued in connection with the proposed reverse stock split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will receive cash in lieu of the fractional share as explained more fully below.

Because the reverse stock split will apply to all issued and outstanding shares of class A common stock and class B common stock and outstanding rights to acquire class A common stock, the proposed reverse stock split will not alter the relative rights and preferences of existing stockholders. The Amendment will, however, effectively increase the number of shares of Common Stock available for future issuances by the board of directors because the number of authorized shares will not change. This may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation, as amended, or our Restated Bylaws. The reverse stock split will not affect the par value of the Common Stock. As a result, at the Effective Time of the reverse stock split, the stated capital with respect to the Common Stock on our balance sheet will be reduced to one-fifth of its present amount, and the additional paid-in capital account will be credited with the amount by which such stated capital account is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of the Common Stock outstanding.

If the proposed Amendment is approved at the Annual Meeting and effected by the board of directors, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares of Common Stock.

Stockholders have no right under Delaware law or our Amended and Restated Certificate of Incorporation, as amended, or Restated Bylaws to dissent from the reverse stock split.

Cash Payment in Lieu of Fractional Shares

For a discussion of the treatment of fractional shares resulting from the reverse stock split, see the caption entitled “Cash Payment in Lieu of Fractional Shares” in Proposal 2.

Federal Income Tax Consequences

For a discussion of the federal income tax consequences of the reverse stock split, see the caption entitled “Federal Income Tax Consequences” in Proposal 2.

Board Discretion to Implement the One-for-Five Reverse Stock Split

If the proposed one-for-five reverse stock split is approved at the Annual Meeting, the board of directors may, in its sole discretion, at any time prior to our next annual meeting of stockholders, authorize the one-for-five reverse stock split and file the Amendment attached hereto as Appendix E with the Delaware Secretary of State. The determination by the board of directors will be based on various factors, including market conditions, existing and expected trading prices for the class A common stock, the likely effect of business developments on the market price for the class A common stock and our ability to regain or maintain compliance with applicable Nasdaq continued listing requirements. Notwithstanding the approval by the stockholders of the reverse stock split at the Annual Meeting, the board of directors may, in its sole discretion, determine not to implement the one-for-five reverse stock split. If the board of directors does not implement the one-for-five reverse stock split before the date of our next annual meeting of stockholders, or if the board of directors implements the reverse stock split in another ratio approved by the stockholders, the authorization provided to the board of directors at this Annual Meeting to effect a one-for-five reverse stock split (or to effect a reverse stock split in the other ratio or ratios that were not selected) will no longer have any effect. In any such event, the board of directors would need to seek stockholder approval again at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-FIVE REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS.

PROPOSAL 6

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-SIX REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS

General

The Company’s stockholders are also being asked to authorize the board of directors, in its discretion, to amend our Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-six reverse split of the issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders.

The Company’s stockholders are being asked to approve nine different proposals for a reverse split of the class A common stock and class B common stock in the ratios of one-for-two, one-for-three, one-for-four, one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine and one-for-ten. The board of directors has adopted a resolution, (i) declaring the advisability of the reverse stock split, subject to stockholder approval, (ii) approving amendments to our Amended and Restated Certificate of Incorporation, as amended, to effect each proposed reverse stock split (the “Amendments”), subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect the reverse stock split, without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders. The board of directors may subsequently effect, in its sole discretion, one of the reverse stock splits approved by the stockholders based on various factors, including which reverse stock split will result in the most favorable marketability and liquidity of the class A common stock.

If approved by our stockholders and implemented by the board of directors, one of the nine proposed reverse stock splits would become effective by filing the applicable Amendment with the Delaware Secretary of State on any date selected by the board of directors prior to the date of our next annual meeting of stockholders. At the Effective Time, each outstanding share of class A common stock and class B common stock would automatically be changed into one-half, one-third, one-fourth, one-fifth, one-sixth, one-seventh, one-eighth, one-ninth or one-tenth of a share of class A common stock and class B common stock, respectively. In addition, the number of shares of class A common stock subject to our outstanding options and warrants, the number of shares reserved for future issuances under our stock plans and the number of shares issuable upon conversion of our convertible preferred stock will be reduced by a factor of two, three, four, five, six, seven, eight, nine or ten, as applicable.

In addition, at the Effective Time, any other Amendment approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the board of directors reserves the right, even after stockholder approval, to forego or postpone the filing of any Amendment if such action is determined not to be in the best interests of the Company and our stockholders. If none of the reverse stock splits adopted by the stockholders is subsequently implemented by the board of directors before the next annual meeting of stockholders, all such Amendments will be deemed abandoned, without any further effect. In such case, the board of directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

Reasons for the Reverse Stock Split

For a discussion of the reasons underlying our decision to seek approval for the reverse stock split, see the caption entitled “Reasons for the Reverse Stock Split” in Proposal 2.

Principal Effects of a One-for-Six Reverse Stock Split

If the proposed one-for-six reverse stock split is authorized at the Annual Meeting and the board of directors elects to effect the proposed one-for-six reverse stock split, each share of class A common stock and class B common stock outstanding immediately prior to the Effective Time will automatically be changed, as of the Effective Time, into one-sixth of a share of such class of Common Stock. In addition, the number of shares of class A common stock subject to outstanding options and warrants issued by us, the number of shares reserved for future issuances under our stock plans and the number of shares of class A common stock issuable upon conversion of our convertible preferred stock, will be reduced by a factor of six. No fractional shares of Common Stock will be issued in connection with the proposed reverse stock split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will receive cash in lieu of the fractional share as explained more fully below.

Because the reverse stock split will apply to all issued and outstanding shares of class A common stock and class B common stock and outstanding rights to acquire class A common stock, the proposed reverse stock split will not alter the relative rights and preferences of existing stockholders. The Amendment will, however, effectively increase the number of shares of Common Stock available for future issuances by the board of directors because the number of authorized shares will not change. This may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation, as amended, or our Restated Bylaws. The reverse stock split will not affect the par value of the Common Stock. As a result, at the Effective Time of the reverse stock split, the stated capital with respect to the Common Stock on our balance sheet will be reduced to one-fifth of its present amount, and the additional paid-in capital account will be credited with the amount by which such stated capital account is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of the Common Stock outstanding.

If the proposed Amendment is approved at the Annual Meeting and effected by the board of directors, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares of Common Stock.

Stockholders have no right under Delaware law or our Amended and Restated Certificate of Incorporation, as amended, or Restated Bylaws to dissent from the reverse stock split.

Cash Payment in Lieu of Fractional Shares

For a discussion of the treatment of fractional shares resulting from the reverse stock split, see the caption entitled “Cash Payment in Lieu of Fractional Shares” in Proposal 2.

Federal Income Tax Consequences

For a discussion of the federal income tax consequences of the reverse stock split, see the caption entitled “Federal Income Tax Consequences” in Proposal 2.

Board Discretion to Implement the One-for-Six Reverse Stock Split

If the proposed one-for-six reverse stock split is approved at the Annual Meeting, the board of directors may, in its sole discretion, at any time prior to our next annual meeting of stockholders, authorize the one-for-six reverse stock split and file the Amendment attached hereto as Appendix F with the Delaware Secretary of State. The determination by the board of directors will be based on various factors, including market conditions, existing and expected trading prices for the class A common stock, the likely effect of business developments on the market price for the class A common stock and our ability to regain or maintain compliance with applicable Nasdaq continued listing requirements. Notwithstanding the approval by the stockholders of the reverse stock split at the Annual Meeting, the board of directors may, in its sole discretion, determine not to implement the one-for-six reverse stock split. If the board of directors does not implement the one-for-six reverse stock split before the date of our next annual meeting of stockholders, or if the board of directors implements the reverse stock split in another ratio approved by the stockholders, the authorization provided to the board of directors at this Annual Meeting to effect a one-for-six reverse stock split (or to effect a reverse stock split in the other ratio or ratios that were not selected) will no longer have any effect. In any such event, the board of directors would need to seek stockholder approval again at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-SIX REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS.

PROPOSAL 7

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-SEVEN REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS

General

The Company’s stockholders are also being asked to authorize the board of directors to amend our Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-seven reverse split of the issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders.

The Company’s stockholders are being asked to approve nine different proposals for a reverse split of the class A common stock and class B common stock in the ratios of one-for-two, one-for-three, one-for-four, one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine and one-for-ten. The board of directors has adopted a resolution, (i) declaring the advisability of the reverse stock split, subject to stockholder approval, (ii) approving amendments to our Amended and Restated Certificate of Incorporation, as amended, to effect each proposed reverse stock split (the “Amendments”), subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect the reverse stock split, without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders. The board of directors may subsequently effect, in its sole discretion, one of the reverse stock splits approved by the stockholders based on various factors, including which reverse stock split will result in the most favorable marketability and liquidity of the class A common stock.

If approved by our stockholders and implemented by the board of directors, one of the nine proposed reverse stock splits would become effective by filing the applicable Amendment with the Delaware Secretary of State on any date selected by the board of directors prior to the date of our next annual meeting of stockholders. At the Effective Time, each outstanding share of class A common stock and class B common stock would automatically be changed into one-half, one-third, one-fourth, one-fifth, one-sixth, one-seventh, one-eighth, one-ninth or one-tenth of a share of class A common stock and class B common stock, respectively. In addition, the number of shares of class A common stock subject to our outstanding options and warrants, the number of shares reserved for future issuances under our stock plans and the number of shares issuable upon conversion of our convertible preferred stock will be reduced by a factor of one, two, three, four, five, six, seven, eight, nine or ten, as applicable.

In addition, at the Effective Time, any other Amendment approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the board of directors reserves the right, even after stockholder approval, to forego or postpone the filing of any Amendment if such action is determined not to be in the best interests of the Company and our stockholders. If none of the reverse stock splits adopted by the stockholders is subsequently implemented by the board of directors before the next annual meeting of stockholders, all such Amendments will be deemed abandoned, without any further effect. In such case, the board of directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

Reasons for the Reverse Stock Split

For a discussion of the reasons underlying our decision to seek approval for the reverse stock split, see the caption entitled “Reasons for the Reverse Stock Split” in Proposal 2.

Principal Effects of a One-for-Seven Reverse Stock Split

If the proposed one-for-seven reverse stock split is authorized at the Annual Meeting and the board of directors elects to effect the proposed one-for-seven reverse stock split, each share of class A common stock and class B common stock outstanding immediately prior to the Effective Time will automatically be changed, as of the Effective Time, into one-seventh of a share of such class of Common Stock. In addition, the number of shares of class A common stock subject to outstanding options and warrants issued by us, the number of shares reserved for future issuances under our stock plans and the number of shares of class A common stock issuable upon conversion of our convertible preferred stock, will be reduced by a factor of seven. No fractional shares of Common Stock will be issued in connection with the proposed reverse stock split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will receive cash in lieu of the fractional share as explained more fully below.

Because the reverse stock split will apply to all issued and outstanding shares of class A common stock and class B common stock and outstanding rights to acquire class A common stock, the proposed reverse stock split will not alter the relative rights and preferences of existing stockholders. The Amendment will, however, effectively increase the number of shares of Common Stock available for future issuances by the board of directors because the number of authorized shares will not change. This may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation, as amended, or our Restated Bylaws. The reverse stock split will not affect the par value of the Common Stock. As a result, at the Effective Time of the reverse stock split, the stated capital with respect to the Common Stock on our balance sheet will be reduced to one-seventh of its present amount, and the additional paid-in capital account will be credited with the amount by which such stated capital account is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of the Common Stock outstanding.

If the proposed Amendment is approved at the Annual Meeting and effected by the board of directors, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares of Common Stock.

Stockholders have no right under Delaware law or our Amended and Restated Certificate of Incorporation, as amended, or Restated Bylaws to dissent from the reverse stock split.

Cash Payment in Lieu of Fractional Shares

For a discussion of the treatment of fractional shares resulting from the reverse stock split, see the caption entitled “Cash Payment in Lieu of Fractional Shares” in Proposal 2.

Federal Income Tax Consequences

For a discussion of the federal income tax consequences of the reverse stock split, see the caption entitled “Federal Income Tax Consequences” in Proposal 2.

Board Discretion to Implement the One-for-Seven Reverse Stock Split

If the proposed one-for-seven reverse stock split is approved at the Annual Meeting, the board of directors may, in its sole discretion, at any time prior to our next annual meeting of stockholders, authorize the one-for-seven reverse stock split and file the Amendment attached hereto as Appendix G with the Delaware Secretary of State. The determination by the board of directors will be based on various factors, including market conditions, existing and expected trading prices for the class A common stock, the likely effect of business developments on the market price for the class A common stock and our ability to regain or maintain compliance with applicable Nasdaq continued listing requirements. Notwithstanding the approval by the stockholders of the reverse stock split at the Annual Meeting, the board of directors may, in its sole discretion, determine not to implement the one-for-seven reverse stock split. If the board of directors does not implement the one-for-seven reverse stock split before the date of our next annual meeting of stockholders, or if the board of directors implements the reverse stock split in another ratio approved by the stockholders, the authorization provided to the board of directors at this Annual Meeting to effect a one-for-seven reverse stock split (or to effect a reverse stock split in the other ratio or ratios that were not selected) will no longer have any effect. In any such event, the board of directors would need to seek stockholder approval again at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-SEVEN REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS.

PROPOSAL 8

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-EIGHT REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS

General

The Company’s stockholders are also being asked to authorize the board of directors to amend our Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-eight reverse split of the issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders.

The Company’s stockholders are being asked to approve nine different proposals for a reverse split of the class A common stock and class B common stock in the ratios of one-for-two, one-for-three, one-for-four, one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine and one-for-ten. The board of directors has adopted a resolution, (i) declaring the advisability of the reverse stock split, subject to stockholder approval, (ii) approving amendments to our Amended and Restated Certificate of Incorporation, as amended, to effect each proposed reverse stock split (the “Amendments”), subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect the reverse stock split, without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders. The board of directors may subsequently effect, in its sole discretion, one of the reverse stock splits approved by the stockholders based on various factors, including which reverse stock split will result in the most favorable marketability and liquidity of the class A common stock.

If approved by our stockholders and implemented by the board of directors, one of the nine proposed reverse stock splits would become effective by filing the applicable Amendment with the Delaware Secretary of State on any date selected by the board of directors prior to the date of our next annual meeting of stockholders. At the Effective Time, each outstanding share of class A common stock and class B common stock would automatically be changed into one-half, one-third, one-fourth, one-fifth, one-sixth, one-seventh, one-eighth, one-ninth or one-tenth of a share of class A common stock and class B common stock, respectively. In addition, the number of shares of class A common stock subject to our outstanding options and warrants, the number of shares reserved for future issuances under our stock plans and the number of shares issuable upon conversion of our convertible preferred stock will be reduced by a factor of one, two, three, four, five, six, seven, eight, nine or ten, as applicable.

In addition, at the Effective Time, any other Amendment approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the board of directors reserves the right, even after stockholder approval, to forego or postpone the filing of any Amendment if such action is determined not to be in the best interests of the Company and our stockholders. If none of the reverse stock splits adopted by the stockholders is subsequently implemented by the board of directors before the next annual meeting of stockholders, all such Amendments will be deemed abandoned, without any further effect. In such case, the board of directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

Reasons for the Reverse Stock Split

For a discussion of the reasons underlying our decision to seek approval for the reverse stock split, see the caption entitled “Reasons for the Reverse Stock Split” in Proposal 2.

Principal Effects of a One-for-Eight Reverse Stock Split

If the proposed one-for-eight reverse stock split is authorized at the Annual Meeting and the board of directors elects to effect the proposed one-for-eight reverse stock split, each share of class A common stock and class B common stock outstanding immediately prior to the Effective Time will automatically be changed, as of the Effective Time, into one-eighth of a share of such class of Common Stock. In addition, the number of shares of class A common stock subject to outstanding options and warrants issued by us, the number of shares reserved for future issuances under our stock plans and the number of shares of class A common stock issuable upon conversion of our convertible preferred stock, will be reduced by a factor of eight. No fractional shares of Common Stock will be issued in connection with the proposed reverse stock split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will receive cash in lieu of the fractional share as explained more fully below.

Because the reverse stock split will apply to all issued and outstanding shares of class A common stock and class B common stock and outstanding rights to acquire class A common stock, the proposed reverse stock split will not alter the relative rights and preferences of existing stockholders. The Amendment will, however, effectively increase the number of shares of Common Stock available for future issuances by the board of directors because the number of authorized shares will not change. This may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation, as amended, or our Restated Bylaws. The reverse stock split will not affect the par value of the Common Stock. As a result, at the Effective Time of the reverse stock split, the stated capital with respect to the Common Stock on our balance sheet will be reduced to one-eighth of its present amount, and the additional paid-in capital account will be credited with the amount by which such stated capital account is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of the Common Stock outstanding.

If the proposed Amendment is approved at the Annual Meeting and effected by the board of directors, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares of Common Stock.

Stockholders have no right under Delaware law or our Amended and Restated Certificate of Incorporation, as amended, or Restated Bylaws to dissent from the reverse stock split.

Cash Payment in Lieu of Fractional Shares

For a discussion of the treatment of fractional shares resulting from the reverse stock split, see the caption entitled “Cash Payment in Lieu of Fractional Shares” in Proposal 2.

Federal Income Tax Consequences

For a discussion of the federal income tax consequences of the reverse stock split, see the caption entitled “Federal Income Tax Consequences” in Proposal 2.
Board Discretion to Implement the One-for-Eight Reverse Stock Split

If the proposed one-for-eight reverse stock split is approved at the Annual Meeting, the board of directors may, in its sole discretion, at any time prior to our next annual meeting of stockholders, authorize the one-for-eight reverse stock split and file the Amendment attached hereto as Appendix H with the Delaware Secretary of State. The determination by the board of directors will be based on various factors, including market conditions, existing and expected trading prices for the class A common stock, the likely effect of business developments on the market price for the class A common stock and our ability to regain or maintain compliance with applicable Nasdaq continued listing requirements. Notwithstanding the approval by the stockholders of the reverse stock split at the Annual Meeting, the board of directors may, in its sole discretion, determine not to implement the one-for-eight reverse stock split. If the board of directors does not implement the one-for-eight reverse stock split before the date of our next annual meeting of stockholders, or if the board of directors implements the reverse stock split in another ratio approved by the stockholders, the authorization provided to the board of directors at this Annual Meeting to effect a one-for-eight reverse stock split (or to effect a reverse stock split in the other ratio or ratios that were not selected) will no longer have any effect. In any such event, the board of directors would need to seek stockholder approval again at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-EIGHT REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS.

PROPOSAL 9

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-NINE REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS

General

The Company’s stockholders are also being asked to authorize the board of directors to amend our Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-nine reverse split of the issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders.

The Company’s stockholders are being asked to approve nine different proposals for a reverse split of the class A common stock and class B common stock in the ratios of one-for-two, one-for-three, one-for-four, one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine and one-for-ten. The board of directors has adopted a resolution, (i) declaring the advisability of the reverse stock split, subject to stockholder approval, (ii) approving amendments to our Amended and Restated Certificate of Incorporation, as amended, to effect each proposed reverse stock split (the “Amendments”), subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect the reverse stock split, without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders. The board of directors may subsequently effect, in its sole discretion, one of the reverse stock splits approved by the stockholders based on various factors, including which reverse stock split will result in the most favorable marketability and liquidity of the class A common stock.

If approved by our stockholders and implemented by the board of directors, one of the nine proposed reverse stock splits would become effective by filing the applicable Amendment with the Delaware Secretary of State on any date selected by the board of directors prior to the date of our next annual meeting of stockholders. At the Effective Time, each outstanding share of class A common stock and class B common stock would automatically be changed into one-half, one-third, one-fourth, one-fifth, one-sixth, one-seventh, one-eighth, one-ninth or one-tenth of a share of class A common stock and class B common stock, respectively. In addition, the number of shares of class A common stock subject to our outstanding options and warrants, the number of shares reserved for future issuances under our stock plans and the number of shares issuable upon conversion of our convertible preferred stock will be reduced by a factor of one, two, three, four, five, six, seven, eight, nine or ten, as applicable.

In addition, at the Effective Time, any other Amendment approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the board of directors reserves the right, even after stockholder approval, to forego or postpone the filing of any Amendment if such action is determined not to be in the best interests of the Company and our stockholders. If none of the reverse stock splits adopted by the stockholders is subsequently implemented by the board of directors before the next annual meeting of stockholders, all such Amendments will be deemed abandoned, without any further effect. In such case, the board of directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

Reasons for the Reverse Stock Split

For a discussion of the reasons underlying our decision to seek approval for the reverse stock split, see the caption entitled “Reasons for the Reverse Stock Split” in Proposal 2.

Principal Effects of a One-for-Nine Reverse Stock Split

If the proposed one-for-nine reverse stock split is authorized at the Annual Meeting and the board of directors elects to effect the proposed one-for-nine reverse stock split, each share of class A common stock and class B common stock outstanding immediately prior to the Effective Time will automatically be changed, as of the Effective Time, into one-ninth of a share of such class of Common Stock. In addition, the number of shares of class A common stock subject to outstanding options and warrants issued by us, the number of shares reserved for future issuances under our stock plans and the number of shares of class A common stock issuable upon conversion of our convertible preferred stock, will be reduced by a factor of nine. No fractional shares of Common Stock will be issued in connection with the proposed reverse stock split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will receive cash in lieu of the fractional share as explained more fully below.

Because the reverse stock split will apply to all issued and outstanding shares of class A common stock and class B common stock and outstanding rights to acquire class A common stock, the proposed reverse stock split will not alter the relative rights and preferences of existing stockholders. The Amendment will, however, effectively increase the number of shares of Common Stock available for future issuances by the board of directors because the number of authorized shares will not change. This may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation, as amended, or our Restated Bylaws. The reverse stock split will not affect the par value of the Common Stock. As a result, at the Effective Time of the reverse stock split, the stated capital with respect to the Common Stock on our balance sheet will be reduced to one-ninth of its present amount, and the additional paid-in capital account will be credited with the amount by which such stated capital account is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of the Common Stock outstanding.

If the proposed Amendment is approved at the Annual Meeting and effected by the board of directors, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares of Common Stock.

Stockholders have no right under Delaware law or our Amended and Restated Certificate of Incorporation, as amended, or Restated Bylaws to dissent from the reverse stock split.

Cash Payment in Lieu of Fractional Shares

For a discussion of the treatment of fractional shares resulting from the reverse stock split, see the caption entitled “Cash Payment in Lieu of Fractional Shares” in Proposal 2.

Federal Income Tax Consequences

For a discussion of the federal income tax consequences of the reverse stock split, see the caption entitled “Federal Income Tax Consequences” in Proposal 2.

Board Discretion to Implement the One-for-Nine Reverse Stock Split

If the proposed one-for-nine reverse stock split is approved at the Annual Meeting, the board of directors may, in its sole discretion, at any time prior to our next annual meeting of stockholders, authorize the one-for-nine reverse stock split and file the Amendment attached hereto as Appendix I with the Delaware Secretary of State. The determination by the board of directors will be based on various factors, including market conditions, existing and expected trading prices for the class A common stock, the likely effect of business developments on the market price for the class A common stock and our ability to regain or maintain compliance with applicable Nasdaq continued listing requirements. Notwithstanding the approval by the stockholders of the reverse stock split at the Annual Meeting, the board of directors may, in its sole discretion, determine not to implement the one-for-nine reverse stock split. If the board of directors does not implement the one-for-nine reverse stock split before the date of our next annual meeting of stockholders, or if the board of directors implements the reverse stock split in another ratio approved by the stockholders, the authorization provided to the board of directors at this Annual Meeting to effect a one-for-nine reverse stock split (or to effect a reverse stock split in the other ratio or ratios that were not selected) will no longer have any effect. In any such event, the board of directors would need to seek stockholder approval again at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-NINE REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS.

PROPOSAL 10

TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-TEN REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS

General

The Company’s stockholders are also being asked to authorize the board of directors to amend our Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-ten reverse split of the issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders.

The Company’s stockholders are being asked to approve nine different proposals for a reverse split of the class A common stock and class B common stock in the ratios of one-for-two, one-for-three, one-for-four, one-for-five, one-for-six, one-for-seven, one-for-eight, one-for-nine and one-for-ten. The board of directors has adopted a resolution, (i) declaring the advisability of the reverse stock split, subject to stockholder approval, (ii) approving amendments to our Amended and Restated Certificate of Incorporation, as amended, to effect each proposed reverse stock split (the “Amendments”), subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect the reverse stock split, without further approval or authorization of our stockholders, at any time prior to our next annual meeting of stockholders. The board of directors may subsequently effect, in its sole discretion, one of the reverse stock splits approved by the stockholders based on various factors, including which reverse stock split will result in the most favorable marketability and liquidity of the class A common stock.

If approved by our stockholders and implemented by the board of directors, one of the nine proposed reverse stock splits would become effective by filing the applicable Amendment with the Delaware Secretary of State on any date selected by the board of directors prior to the date of our next annual meeting of stockholders. At the Effective Time, each outstanding share of class A common stock and class B common stock would automatically be changed into one-half, one-third, one-fourth, one-fifth, one-sixth, one-seventh, one-eighth, one-ninth or one-tenth of a share of class A common stock and class B common stock, respectively. In addition, the number of shares of class A common stock subject to our outstanding options and warrants, the number of shares reserved for future issuances under our stock plans and the number of shares issuable upon conversion of our convertible preferred stock will be reduced by a factor of one, two, three, four, five, six, seven, eight, nine or ten, as applicable.

In addition, at the Effective Time, any other Amendment approved by the stockholders would be deemed abandoned, without any further effect. Moreover, the board of directors reserves the right, even after stockholder approval, to forego or postpone the filing of any Amendment if such action is determined not to be in the best interests of the Company and our stockholders. If none of the reverse stock splits adopted by the stockholders is subsequently implemented by the board of directors before the next annual meeting of stockholders, all such Amendments will be deemed abandoned, without any further effect. In such case, the board of directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

Reasons for the Reverse Stock Split

For a discussion of the reasons underlying our decision to seek approval for the reverse stock split, see the caption entitled “Reasons for the Reverse Stock Split” in Proposal 2.

Principal Effects of a One-for-Ten Reverse Stock Split

If the proposed one-for-ten reverse stock split is authorized at the Annual Meeting and the board of directors elects to effect the proposed one-for-ten reverse stock split, each share of class A common stock and class B common stock outstanding immediately prior to the Effective Time will automatically be changed, as of the Effective Time, into one-tenth of a share of such class of Common Stock. In addition, the number of shares of class A common stock subject to outstanding options and warrants issued by us, the number of shares reserved for future issuances under our stock plans and the number of shares of class A common stock issuable upon conversion of our convertible preferred stock, will be reduced by a factor of ten. No fractional shares of Common Stock will be issued in connection with the proposed reverse stock split. Holders of Common Stock who would otherwise receive a fractional share of Common Stock pursuant to the reverse stock split will receive cash in lieu of the fractional share as explained more fully below.

Because the reverse stock split will apply to all issued and outstanding shares of class A common stock and class B common stock and outstanding rights to acquire class A common stock, the proposed reverse stock split will not alter the relative rights and preferences of existing stockholders. The Amendment will, however, effectively increase the number of shares of Common Stock available for future issuances by the board of directors because the number of authorized shares will not change. This may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Amended and Restated Certificate of Incorporation, as amended, or our Restated Bylaws. The reverse stock split will not affect the par value of the Common Stock. As a result, at the Effective Time of the reverse stock split, the stated capital with respect to the Common Stock on our balance sheet will be reduced to one-tenth of its present amount, and the additional paid-in capital account will be credited with the amount by which such stated capital account is reduced. The per share net income or loss and net book value of the Common Stock will be increased because there will be fewer shares of the Common Stock outstanding.

If the proposed Amendment is approved at the Annual Meeting and effected by the board of directors, some stockholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares of Common Stock.

Stockholders have no right under Delaware law or our Amended and Restated Certificate of Incorporation, as amended, or Restated Bylaws to dissent from the reverse stock split.

Cash Payment in Lieu of Fractional Shares

For a discussion of the treatment of fractional shares resulting from the reverse stock split, see the caption entitled “Cash Payment in Lieu of Fractional Shares” in Proposal 2.

Federal Income Tax Consequences

For a discussion of the federal income tax consequences of the reverse stock split, see the caption entitled “Federal Income Tax Consequences” in Proposal 2.

Board Discretion to Implement the One-for-Ten Reverse Stock Split

If the proposed one-for-ten reverse stock split is approved at the Annual Meeting, the board of directors may, in its sole discretion, at any time prior to our next annual meeting of stockholders, authorize the one-for-ten reverse stock split and file the Amendment attached hereto as Appendix J with the Delaware Secretary of State. The determination by the board of directors will be based on various factors, including market conditions, existing and expected trading prices for the class A common stock, the likely effect of business developments on the market price for the class A common stock and our ability to regain or maintain compliance with applicable Nasdaq continued listing requirements. Notwithstanding the approval by the stockholders of the reverse stock split at the Annual Meeting, the board of directors may, in its sole discretion, determine not to implement the one-for-ten reverse stock split. If the board of directors does not implement the one-for-ten reverse stock split before the date of our next annual meeting of stockholders, or if the board of directors implements the reverse stock split in another ratio approved by the stockholders, the authorization provided to the board of directors at this Annual Meeting to effect a one-for-ten reverse stock split (or to effect a reverse stock split in the other ratio or ratios that were not selected) will no longer have any effect. In any such event, the board of directors would need to seek stockholder approval again at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT A ONE-FOR-TEN REVERSE SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF CLASS A COMMON STOCK AND CLASS B COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S STOCKHOLDERS.

PROPOSAL 11

TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR

The board of directors has selected the firm of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year. Although stockholder approval of the board of directors’ selection of PricewaterhouseCoopers LLP is not required by law, the board of directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the board of directors may reconsider its selection of PricewaterhouseCoopers LLP.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Independent Auditors Fees and Other Matters

Audit Fees

PricewaterhouseCoopers LLP billed the Company an aggregate of $890,688 in fees for professional services rendered in connection with the audit of our financial statements for the most recent fiscal year and the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q during Fiscal Year 2001.

Financial Information Systems Design and Implementation Fees

PricewaterhouseCoopers LLP did not render any professional services to the Company and its affiliates for Fiscal Year 2001 in connection with financial information systems design or implementation, the operation of our information system or the management of our local area network.

All Other Fees

PricewaterhouseCoopers LLP billed the Company an aggregate of $510,185 in fees for other services rendered to us and our affiliates for Fiscal Year 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP.

OTHER MATTERS

The board of directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews, and we reserve the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, we will reimburse them for their out-of-pocket expenses in this regard.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of either document to any stockholder upon request submitted in writing to the Company at the following address: MicroStrategy Incorporated, 1861 International Drive, McLean, Virginia 22102, Attention: Investor Relations, or by calling 703-848-8600. Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder, or contact the Company at the above address and phone number.

Stockholder Proposals

Proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders (the “2003 Annual Meeting”) must be received by the Company at its principal offices, 1861 International Drive, McLean, Virginia 22102 not later than February 1, 2003 for inclusion in the proxy materials for the 2003 Annual Meeting. We suggest that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Company.

If a stockholder of the Company wishes to present a proposal before the 2003 Annual Meeting, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice by May 18, 2003. If a stockholder fails to provide timely notice of a proposal to be presented at the 2003 Annual Meeting, the proxies designated by our board of directors will have discretionary authority to vote on any such proposal.

By Order of the Board of Directors,

Sanju K. Bansal,
Vice Chairman, Executive Vice President,  Chief Operating Officer and Secretary

July 1, 2002

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.

Appendix A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF MICROSTRATEGY INCORPORATED

(AS AMENDED AND RESTATED)

Purpose:

The Audit Committee will make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of MicroStrategy Incorporated and its subsidiaries (the “Company”), to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

Membership:

The Audit Committee will consist of at least three (3) members of the Board, all of whom shall be independent, in accordance with the applicable rules of the National Association of Securities Dealers and the New York Stock Exchange. The members of the Audit Committee will be appointed by and will serve at the discretion of the Board of Directors. The members of the Audit Committee shall each have the ability to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise.

Responsibilities of the Audit Committee:

The Audit Committee shall assist the board of directors in fulfilling their responsibilities to shareholders concerning the Company’s accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company’s management and/or its outside auditor.

1.    The Audit Committee shall review and reassess the adequacy of this charter at least annually.

2.    The outside auditor shall be accountable to the Audit Committee and the board of directors, which together shall have the ultimate authority and responsibility to nominate the outside auditor to be proposed for shareholder approval in any proxy statement, and to select, evaluate, and (where appropriate) replace the outside auditor.

3.    The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1.

4.    The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor.

5.    The Audit Committee shall discuss with the outside auditor the auditor’s judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied to its financial reporting. The discussion shall include such issues as the clarity of the Company’s financial disclosures and the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates and other significant decisions made by management in preparing the financial disclosure.

6.    The Audit Committee shall review and discuss with the Company’s management the Company’s audited financial statements.

7.    The Audit Committee shall discuss with the outside auditor the matters about which Statement on Auditing Standards No. 61 requires discussion.

8.    Based upon its discharge of its responsibilities pursuant to items three through seven above and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company’s audited financial statements be included in the Company’s annual reports on Forms 10-K.

9.    The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

10.    The Audit Committee shall annually inform the outside auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chairman about any significant issue or disagreement concerning the Company’s accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chairman, he or she shall confer with the outside auditor concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

11.    The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee’s next scheduled meeting.

12.    The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

13.    The Audit Committee shall meet privately at least once per year with: (i) the outside auditor; (ii) the Chief Financial Officer; (iii) the Controller; and (iv) the most senior person (if any) responsible for the internal audit activities of the Company.

Meetings:

The Audit Committee will meet at least four (4) times each year. The Audit Committee may establish its own schedule that it will provide to the Board of Directors in advance.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor’s examination and management report.

Reports:

The Audit Committee will record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors’ meeting at which those recommendations are presented.

Minutes:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

This Charter was duly adopted and approved by the Board of Directors of MicroStrategy Incorporated by Action by the Sole Director on September 15, 1997. This Charter was duly amended by the Board of Directors by Written Action of Directors in Lieu of a Meeting dated July 3, 2000. This Charter was duly amended and restated by the Board of Directors by resolutions adopted on July 16, 2001.

Appendix B

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MICROSTRATEGY INCORPORATED

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

MicroStrategy Incorporated (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions by written consent on June 18, 2002 and at a meeting on July 23, 2002, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at the Annual Meeting of Stockholders held on July 23, 2002 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:
That the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following two paragraphs are inserted in lieu thereof:

“That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, (the “Effective Time”), a one-for-two reverse stock split of the Corporation’s Class A Common Stock (as defined below) and Class B Common Stock (as defined below) shall become effective, pursuant to which each two shares of Class A Common Stock and each two shares of Class B Common Stock, respectively, outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Class A Common Stock and one share of Class B Common Stock, respectively, automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock and one share of Class B Common Stock, respectively, from and after the Effective Time. No fractional shares of Class A Common Stock or Class B Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Class A Common Stock on the Nasdaq National Market (or the Nasdaq SmallCap Market if the Class A Common Stock is listed on the Nasdaq SmallCap Market immediately preceding the Effective Time) during regular trading hours for the five trading days immediately preceding the Effective Time.

The total number of shares of capital stock which the Corporation shall have authority to issue is 500,000,000 shares, consisting of three classes of capital stock:

(a) 330,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”);

B-1

(b)    165,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock are collectively referred to as the “Common Stock”); and

(c) 5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its duly authorized officer this              day of             ,         .

MICROSTRATEGY INCORPORATED

By:
Name: Title:

B-2

Appendix C

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MICROSTRATEGY INCORPORATED

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

MicroStrategy Incorporated (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions by written consent on June 18, 2002 and at a meeting on July 23, 2002, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at the Annual Meeting of Stockholders held on July 23, 2002 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:
That the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following two paragraphs are inserted in lieu thereof:

“That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, (the “Effective Time”), a one-for-three reverse stock split of the Corporation’s Class A Common Stock (as defined below) and Class B Common Stock (as defined below) shall become effective, pursuant to which each three shares of Class A Common Stock and each three shares of Class B Common Stock, respectively, outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Class A Common Stock and one share of Class B Common Stock, respectively, automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock and one share of Class B Common Stock, respectively, from and after the Effective Time. No fractional shares of Class A Common Stock or Class B Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Class A Common Stock on the Nasdaq National Market (or the Nasdaq SmallCap Market if the Class A Common Stock is listed on the Nasdaq SmallCap Market immediately preceding the Effective Time) during regular trading hours for the five trading days immediately preceding the Effective Time.

The total number of shares of capital stock which the Corporation shall have authority to issue is 500,000,000 shares, consisting of three classes of capital stock:

(a) 330,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”);

C-1

(b)    165,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock are collectively referred to as the “Common Stock”); and

(c) 5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its duly authorized officer this              day of             ,         .

MICROSTRATEGY INCORPORATED

By:
Name: Title:

C-2

Appendix D

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MICROSTRATEGY INCORPORATED

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

MicroStrategy Incorporated (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions by written consent on June 18, 2002 and at a meeting on July 23, 2002, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at the Annual Meeting of Stockholders held on July 23, 2002 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:
That the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following two paragraphs are inserted in lieu thereof:

“That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, (the “Effective Time”), a one-for-four reverse stock split of the Corporation’s Class A Common Stock (as defined below) and Class B Common Stock (as defined below) shall become effective, pursuant to which each four shares of Class A Common Stock and each four shares of Class B Common Stock, respectively, outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Class A Common Stock and one share of Class B Common Stock, respectively, automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock and one share of Class B Common Stock, respectively, from and after the Effective Time. No fractional shares of Class A Common Stock or Class B Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Class A Common Stock on the Nasdaq National Market (or the Nasdaq SmallCap Market if the Class A Common Stock is listed on the Nasdaq SmallCap Market immediately preceding the Effective Time) during regular trading hours for the five trading days immediately preceding the Effective Time.

The total number of shares of capital stock which the Corporation shall have authority to issue is 500,000,000 shares, consisting of three classes of capital stock:

(a) 330,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”);

D-1

(b)    165,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock are collectively referred to as the “Common Stock”); and

(c) 5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its duly authorized officer this              day of             ,         .

MICROSTRATEGY INCORPORATED

By:
Name: Title:

D-2

Appendix E

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MICROSTRATEGY INCORPORATED

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

MicroStrategy Incorporated (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions by written consent on June 18, 2002 and at a meeting on July 23, 2002, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at the Annual Meeting of Stockholders held on July 23, 2002 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:
That the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following two paragraphs are inserted in lieu thereof:

“That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, (the “Effective Time”), a one-for-five reverse stock split of the Corporation’s Class A Common Stock (as defined below) and Class B Common Stock (as defined below) shall become effective, pursuant to which each five shares of Class A Common Stock and each five shares of Class B Common Stock, respectively, outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Class A Common Stock and one share of Class B Common Stock, respectively, automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock and one share of Class B Common Stock, respectively, from and after the Effective Time. No fractional shares of Class A Common Stock or Class B Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Class A Common Stock on the Nasdaq National Market (or the Nasdaq SmallCap Market if the Class A Common Stock is listed on the Nasdaq SmallCap Market immediately preceding the Effective Time) during regular trading hours for the five trading days immediately preceding the Effective Time.

The total number of shares of capital stock which the Corporation shall have authority to issue is 500,000,000 shares, consisting of three classes of capital stock:

(a) 330,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”);

E-1

(b)    165,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock are collectively referred to as the “Common Stock”); and

(c) 5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its duly authorized officer this              day of             ,         .

MICROSTRATEGY INCORPORATED

By:
Name: Title:

E-2

Appendix F

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MICROSTRATEGY INCORPORATED

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

MicroStrategy Incorporated (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions by written consent on June 18, 2002 and at a meeting on July 23, 2002, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at the Annual Meeting of Stockholders held on July 23, 2002 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:
That the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following two paragraphs are inserted in lieu thereof:

“That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, (the “Effective Time”), a one-for-six reverse stock split of the Corporation’s Class A Common Stock (as defined below) and Class B Common Stock (as defined below) shall become effective, pursuant to which each six shares of Class A Common Stock and each six shares of Class B Common Stock, respectively, outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Class A Common Stock and one share of Class B Common Stock, respectively, automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock and one share of Class B Common Stock, respectively, from and after the Effective Time. No fractional shares of Class A Common Stock or Class B Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Class A Common Stock on the Nasdaq National Market (or the Nasdaq SmallCap Market if the Class A Common Stock is listed on the Nasdaq SmallCap Market immediately preceding the Effective Time) during regular trading hours for the five trading days immediately preceding the Effective Time.

The total number of shares of capital stock which the Corporation shall have authority to issue is 500,000,000 shares, consisting of three classes of capital stock:

(a) 330,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”);

F-1

(b)    165,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock are collectively referred to as the “Common Stock”); and

(c) 5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its duly authorized officer this              day of             ,         .

MICROSTRATEGY INCORPORATED

By:
Name: Title:

F-2

Appendix G
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MICROSTRATEGY INCORPORATED

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

MicroStrategy Incorporated (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions by written consent on June 18, 2002 and at a meeting on July 23, 2002, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at the Annual Meeting of Stockholders held on July 23, 2002 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:
That the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following two paragraphs are inserted in lieu thereof:

“That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, (the “Effective Time”), a one-for-seven reverse stock split of the Corporation's Class A Common Stock (as defined below) and Class B Common Stock (as defined below) shall become effective, pursuant to which each seven shares of Class A Common Stock and each seven shares of Class B Common Stock, respectively, outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Class A Common Stock and one share of Class B Common Stock, respectively, automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock and one share of Class B Common Stock, respectively, from and after the Effective Time. No fractional shares of Class A Common Stock or Class B Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Class A Common Stock on the Nasdaq National Market Market (or the Nasdaq SmallCap Market if the Class A Common Stock is listed on the Nasdaq SmallCap Market immediately preceding the Effective Time) during regular trading hours for the five trading days immediately preceding the Effective Time.

G-1

The total number of shares of capital stock which the Corporation shall have authority to issue is 500,000,000 shares, consisting of three classes of capital stock:

(a)    330,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”);

(b)    165,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock are collectively referred to as the “Common Stock”); and

(c)    5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its duly authorized officer this              day of             ,             .

MICROSTRATEGY INCORPORATED

By:
Name: Title:

G-2

Appendix H
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MICROSTRATEGY INCORPORATED

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

MicroStrategy Incorporated (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions by written consent on June 18, 2002 and at a meeting on July 23, 2002, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at the Annual Meeting of Stockholders held on July 23, 2002 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:
That the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following two paragraphs are inserted in lieu thereof:

“That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, (the “Effective Time”), a one-for-eight reverse stock split of the Corporation's Class A Common Stock (as defined below) and Class B Common Stock (as defined below) shall become effective, pursuant to which each eight shares of Class A Common Stock and each eight shares of Class B Common Stock, respectively, outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Class A Common Stock and one share of Class B Common Stock, respectively, automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock and one share of Class B Common Stock, respectively, from and after the Effective Time. No fractional shares of Class A Common Stock or Class B Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Class A Common Stock on the Nasdaq National Market Market (or the Nasdaq SmallCap Market if the Class A Common Stock is listed on the Nasdaq SmallCap Market immediately preceding the Effective Time) during regular trading hours for the five trading days immediately preceding the Effective Time.

H-1

The total number of shares of capital stock which the Corporation shall have authority to issue is 500,000,000 shares, consisting of three classes of capital stock:

(a)    330,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”);

(b)    165,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock are collectively referred to as the “Common Stock”); and

(c)    5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its duly authorized officer this              day of             ,             .

MICROSTRATEGY INCORPORATED

By:
Name: Title:

H-2

Appendix I
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MICROSTRATEGY INCORPORATED

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

MicroStrategy Incorporated (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions by written consent on June 18, 2002 and at a meeting on July 23, 2002, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at the Annual Meeting of Stockholders held on July 23, 2002 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:
That the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following two paragraphs are inserted in lieu thereof:

“That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, (the “Effective Time”), a one-for-nine reverse stock split of the Corporation's Class A Common Stock (as defined below) and Class B Common Stock (as defined below) shall become effective, pursuant to which each nine shares of Class A Common Stock and each nine shares of Class B Common Stock, respectively, outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Class A Common Stock and one share of Class B Common Stock, respectively, automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock and one share of Class B Common Stock, respectively, from and after the Effective Time. No fractional shares of Class A Common Stock or Class B Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Class A Common Stock on the Nasdaq National Market Market (or the Nasdaq SmallCap Market if the Class A Common Stock is listed on the Nasdaq SmallCap Market immediately preceding the Effective Time) during regular trading hours for the five trading days immediately preceding the Effective Time.

The total number of shares of capital stock which the Corporation shall have authority to issue is 500,000,000 shares, consisting of three classes of capital stock:

(a)    330,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”);

I-1

(b)    165,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock are collectively referred to as the "Common Stock"); and

(c)    5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its duly authorized officer this              day of             ,             .

MICROSTRATEGY INCORPORATED

By:
Name: Title:

I-2

Appendix J
CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MICROSTRATEGY INCORPORATED

Pursuant to Section 242 of the
General Corporation Law of the State of Delaware

MicroStrategy Incorporated (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions by written consent on June 18, 2002 and at a meeting on July 23, 2002, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Amended and Restated Certificate of Incorporation of the Corporation, as amended, and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval. The stockholders of the Corporation duly approved said proposed amendment at the Annual Meeting of Stockholders held on July 23, 2002 in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolution setting forth the amendment is as follows:

RESOLVED:
That the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation, as amended, be and hereby is deleted in its entirety and the following two paragraphs are inserted in lieu thereof:

“That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Amended and Restated Certificate of Incorporation, as amended, (the “Effective Time”), a one-for-ten reverse stock split of the Corporation's Class A Common Stock (as defined below) and Class B Common Stock (as defined below) shall become effective, pursuant to which each ten shares of Class A Common Stock and each ten shares of Class B Common Stock, respectively, outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one share of Class A Common Stock and one share of Class B Common Stock, respectively, automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of Class A Common Stock and one share of Class B Common Stock, respectively, from and after the Effective Time. No fractional shares of Class A Common Stock or Class B Common Stock shall be issued as a result of such reclassification and combination. In lieu of any fractional shares to which the stockholder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Class A Common Stock on the Nasdaq National Market (or the Nasdaq SmallCap Market if the Class A Common Stock is listed on the Nasdaq SmallCap Market immediately preceding the Effective Time) during regular trading hours for the five trading days immediately preceding the Effective Time.

J-1

The total number of shares of capital stock which the Corporation shall have authority to issue is 500,000,000 shares, consisting of three classes of capital stock:

(a)    330,000,000 shares of Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”);

(b)    165,000,000 shares of Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) (the Class A Common Stock and the Class B Common Stock are collectively referred to as the “Common Stock”); and

(c)    5,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its duly authorized officer this              day of             ,             .

MICROSTRATEGY INCORPORATED

By:
Name: Title:

J-2

PROXY MICROSTRATEGY INCORPORATED
Proxy for the Annual Meeting of Stockholders to be held July 23, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, revoking all prior proxies, hereby appoint(s) Michael J. Saylor, Eric F. Brown and Jonathan F. Klein, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of MicroStrategy Incorporated (the “Company”) which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Marriott Dulles Airport, 45020 Aviation Drive, Dulles, Virginia 20166, on Tuesday, July 23, 2002 at 9:00 a.m., local time, and at any adjournment thereof (the “Meeting”).

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted “FOR” all proposals. Attendance of the undersigned at the Meeting will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

(Continued, and to be signed, on reverse side)

Please fill in, date, sign and mail this
proxy card in the enclosed postage-paid return envelope.

Annual Meeting of Stockholders
MICROSTRATEGY INCORPORATED

July 23, 2002

Please Detach and Mail in the Envelope Provided

1.    To elect the following eight (8) directors (except as marked below) for the next year.

Nominees: Michael J. Saylor, Sanju K. Bansal, F. David Fowler, Jonathan J. Ledecky, Jay H. Nussbaum, Stuart B. Ross, John W. Sidgmore and Ralph S. Terkowitz.

☐    FOR all nominees (except as marked below)  ☐    WITHHOLD authority to vote for all nominees

☐    FOR all nominees except the following nominee(s):

2.    To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-two reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders.

For    Against    Abstain

  ☐          ☐            ☐

3.    To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-three reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders.

For    Against    Abstain

  ☐          ☐            ☐

4.    To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-four reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders.

For    Against    Abstain

  ☐          ☐            ☐

5.    To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-five reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders.

For    Against    Abstain

  ☐          ☐            ☐

6.    To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-six reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders.

For    Against    Abstain

  ☐          ☐            ☐

7.    To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-seven reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders.

For    Against    Abstain

  ☐          ☐            ☐

8.    To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-eight reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders.

For    Against    Abstain

  ☐          ☐            ☐

9.    To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-nine reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders.

For    Against    Abstain

  ☐          ☐            ☐

10.    To authorize the board of directors, in its discretion, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a one-for-ten reverse split of the Company’s issued and outstanding shares of class A common stock and class B common stock without further approval or authorization of the Company’s stockholders.

For    Against    Abstain

  ☐          ☐            ☐

11.    To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the current fiscal year.

For    Against    Abstain

  ☐          ☐            ☐

Signature	Dated , 2002

Signature if held jointly	Dated , 2002

NOTE:
Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.